UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                             AXP GROWTH SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    7/31
                         --------------

AXP(R)
   Growth
        Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      8

Investments in Securities                                            10

Financial Statements (Portfolio)                                     14

Notes to Financial Statements (Portfolio)                            17

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                21

Financial Statements (Fund)                                          22

Notes to Financial Statements (Fund)                                 25

Report of Independent Registered
   Public Accounting Firm (Fund)                                     34

Fund Expenses Example                                                35

Board Members and Officers                                           37

Proxy Voting                                                         39

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Nick Thakore                      4/02                       11

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 3/1/72       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INIDX        B: IGRBX        C: AXGCX        Y: IGRYX

Total net assets                                         $3.095 billion

Number of holdings                                                  121

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                  X      LARGE
                         MEDIUM   SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health Care 25.7%
Telecommunications 16.4%
Consumer discretionary 13.4%
Consumer staples 11.7%
Technology 8.6%
Financials 7.0%
Energy 5.9%
Short-term securities* 5.4%
Materials 3.0%
Industrials 2.1%
Other 0.8%

* 2.9% of the securities in this category is due to security lending activity. 2.5% of the short-term securities is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NTL (Cable)                                                          7.1%
Nextel Communications Cl A
(Cellular telecommunications)                                        4.8
Pfizer (Health care products)                                        3.2
Disney (Walt) (Media)                                                3.0
Johnson & Johnson (Health care products)                             2.8
Vodafone Group ADR (Cellular telecommunications)                     2.6
Biogen Idec (Health care products)                                   2.5
AT&T Wireless Services
(Cellular telecommunications)                                        2.2
Halliburton (Energy equipment & services)                            1.9
Healthsouth (Health care services)                                   1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, political, economic and other factors.

Fund holdings are subject to change.

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3   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the 2004 fiscal year.

Q:  How did AXP Growth Fund perform for the 12-month period ended July 31, 2004?

A: AXP Growth Fund's Class A shares rose 4.08%, excluding sales charge, for the 12-month period ended July 31, 2004. The Fund lagged the 6.14% return of its peer group as represented by the Lipper Large-Cap Growth Funds Index. The Fund's benchmark, the Russell 1000(R) Growth Index, advanced 8.51% for the same period.

Q:  What factors influenced performance during the period?

A: Our sector positioning and stock selection did not work as we expected in fiscal year 2004, resulting in lower returns than most of the Fund's peers as well as the Fund's benchmark. Most of the Fund's underperformance came in the first half of the fiscal year as cyclical growth stocks outperformed stable growth stocks. Lower quality stocks outperformed higher quality stocks. We recovered some ground against the Fund's peer group during the second half of the fiscal year as some of the more cyclical stocks in which the Fund had a lower-than-index position, such as technology, underperformed.

    Through most of the fiscal year, we limited the Fund's exposure to certain cyclical market sectors because we were concerned that these companies would not be able to achieve the historically high levels of earnings growth expected by the market. We also thought that even if expectations were met, the stocks would not necessarily advance further since the earnings were already reflected in stock prices. Due to these concerns, the Fund had lower-than-index weightings in the technology, industrials and consumer discretionary sectors, all pro-cyclical

(bar graph)
                  PERFORMANCE COMPARISON
            For the year ended July 31, 2004
10%                      (bar 2)
 8%                      +8.51%      (bar 3)
 6%     (bar 1)                       +6.14%
 4%     +4.08%
 2%
 0%

(bar 1) AXP Growth Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Growth Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> It was not until the final months of the period that we saw more balanced performance between cyclical and stable growth companies. (end callout quote)

    sectors. Instead, the Fund had significant exposure to more stable growth sectors of the economy. This positioning had a negative effect on relative performance. As the market's expectations for a vigorous economic recovery persisted, stable growth stocks underperformed cyclical growth stocks, particularly in the

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                     Class B                    Class C                 Class Y
(Inception dates)          (3/1/72)                    (3/20/95)                  (6/26/00)               (3/20/95)
                       NAV(1)     POP(2)         NAV(1)   After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)     POP(5)
as of July 31, 2004
1 year                 +4.08%     -1.90%          +3.29%      -0.71%        +3.29%        +3.29%      +4.24%     +4.24%
3 years                -7.16%     -8.98%          -7.89%      -8.82%        -7.90%        -7.90%      -7.01%     -7.01%
5 years                -9.51%    -10.58%         -10.21%     -10.38%         N/A           N/A        -9.37%     -9.37%
10 years               +6.45%     +5.82%           N/A         N/A           N/A           N/A          N/A        N/A
Since inception       +11.84%    +11.64%          +4.77%      +4.77%       -18.01%       -18.01%      +5.73%     +5.73%

as of June 30, 2004
1 year                 +7.90%     +1.69%          +7.07%      +3.07%        +7.07%        +7.07%      +8.10%     +8.10%
3 years                -7.79%     -9.60%          -8.51%      -9.44%        -8.52%        -8.52%      -7.63%     -7.63%
5 years                -9.62%    -10.69%         -10.32%     -10.49%         N/A           N/A        -9.47%     -9.47%
10 years               +7.40%     +6.77%           N/A         N/A           N/A           N/A          N/A        N/A
Since inception       +12.04%    +11.83%          +5.36%      +5.36%       -17.38%       -17.38%      +6.33%     +6.33%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    first half of the fiscal year. It was not until the final months of the period, that we saw more balanced performance between cyclical and stable growth companies.

    In addition to the unfavorable effect of our emphasis on stable growth sectors, the Fund had lower-than-index positions in a number of stocks that performed quite well. During the first half of the period, these included industrial firm 3M and technology stocks Cisco, Intel and Texas Instruments. In the latter half of the period, we had lower-than-benchmark positions in strong performers Microsoft and General Electric, and this detracted from the Fund's relative results.

    On the positive side, the Fund's relative performance benefited from a larger-than-index position in the energy sector, which performed quite well, especially in the second half of the period. Energy stocks had been trading as if oil prices would come down substantially and when prices did not come down, energy stocks began to catch up with the cyclical rally, which they had previously lagged. The Fund's positioning in telecommunications services, where we have generally preferred wireless services over wireline companies, also had a favorable impact. We think the growth rates on wireless service companies are much better than investors acknowledge and the valuations are attractive to us as well.

    A number of individual stocks added to relative return. In the first half of the year NTL, a U.K. cable company, advanced strongly following its emergence from bankruptcy. The company subsequently gave back some of those gains, but we took advantage of the sell-off to increase our holdings because we believe there could still be pent-up performance in the stock. In the second half of the year, we added a position in health care holding Biogen Idec, a biotechnology stock that subsequently aided the Fund's performance. Biogen Idec's stock price advanced due to optimism surrounding its new multiple sclerosis treatment. We think this drug could have a strong favorable effect on the company's future earnings.

Q:  What changes did you make during the 12-month period?

A: During the first half of the fiscal period, we substantially increased the Fund's weighting of cable companies and telecommunications services stocks, particularly the wireless service providers.

    When stocks pulled back a bit in the first calendar quarter of 2004, we modestly increased the portfolio's cyclical exposure, but as the market quickly recovered, we again reduced the cyclical allocations.

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6   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Disney became a significant portfolio position in the second half of the year. We increased our Disney holdings after the Comcast takeover bid because we believed the Comcast offer improved Disney's risk/reward profile. Even though the takeover did not succeed, in our view, it increased the likelihood that Disney's current management would take steps to raise the stock price.

    Within the health care sector, in addition to Biogen Idec, we increased the Fund's weighting in HealthSouth, a provider of inpatient and outpatient health care services. We also increased the Fund's weighting in HMOs through purchases of UnitedHealthcare and Aetna.

    In general, we believe the sectors we focused on had more attractive growth rates and valuations relative to the areas we de-emphasized. To summarize, we had a lower-than-index position in technology, but maintained higher-than-index weightings in wireless and cable companies as a substitute. Likewise, we traded a lower-than-index weighting in industrials for a larger-than-index weighting in energy and energy services. We also emphasized the health care and consumer staples sectors.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: We continue to believe that higher-quality, stable growth stocks currently offer more attractive opportunities than stocks in cyclical growth sectors. Because earnings growth rates appear to be decelerating, we doubt the market will be completely one-sided in favor of cyclical stocks going forward. The Fund's portfolio will continue to emphasize industries that are not largely dependent on the economy, where growth is very strong and valuations are compelling. No matter what type of environment we encounter in the near term, we will stick to our long-term investment discipline. Our goal is to find companies with above average growth at attractive valuations.

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7   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Growth Fund Class A shares (from 8/1/94 to 7/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                     Class A
                                          Short-term       Long-term
Fiscal year ended             Income     capital gains   capital gains   Total
July 31, 2004                   $--          $--            $  --        $0.00
July 31, 2003                    --           --               --         0.00
July 31, 2002                    --           --             0.02         0.02
July 31, 2001                    --           --             2.20         2.20
July 31, 2000                    --           --             0.78         0.78

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8   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GROWTH FUND

AXP Growth Fund
  Class A
  (includes sales charge)   $ 9,425   $12,738   $14,431   $22,657  $24,089  $29,025   $38,026   $22,002   $15,507   $16,909  $17,606
Russell 1000(R)
  Growth Index(1)           $10,000   $13,142   $15,182   $23,054  $27,646  $34,292   $42,652   $27,698   $19,735   $22,032  $23,907
Lipper Large-Cap
  Growth Funds Index(2)     $10,000   $12,881   $14,348   $21,245  $25,528  $31,382   $38,305   $25,128   $18,097   $19,720  $20,931
                              '93       '94       '95       '96      '97      '98       '99       '00       '01        '02     '03

COMPARATIVE RESULTS

Results as of July 31, 2004                                                                          Since
                                            1 year    3 years    5 years       10 years          inception(3)
AXP Growth Fund (includes sales charge)

Class A   Cumulative value of $10,000       $9,810     $7,541     $5,717        $17,606          $353,866
          Average annual total return       -1.90%     -8.98%    -10.58%         +5.82%           +11.64%
Russell 1000(R) Growth Index(1)
          Cumulative value of $10,000      $10,851     $8,631     $6,972        $23,907              N/A(4)
          Average annual total return       +8.51%     -4.79%     -6.96%         +9.11%              N/A(4)
Lipper Large-Cap Growth Funds Index(2)
          Cumulative value of $10,000      $10,614     $8,330     $6,670        $20,931              N/A(4)
          Average annual total return       +6.14%     -5.91%     -7.78%         +7.67%              N/A(4)

Results for other share classes can be found on page 5.

(1) Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from March 1, 1972.

(4) The Fund began operating before inception of its benchmark and Lipper peer group.

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9   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Investments in Securities

Growth Portfolio

July 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.2%)
Issuer                                           Shares            Value(a)

Aerospace & defense (1.6%)
Lockheed Martin                                 936,000         $49,598,640

Banks and savings & loans (1.7%)
Bank of America                                 120,500          10,243,705
Commerce Bancorp                                414,000(d)       20,840,760
Investors Financial Services                    174,500           7,971,160
U.S. Bancorp                                    492,500          13,937,750
Total                                                            52,993,375

Beverages & tobacco (4.6%)
Altria Group                                  1,037,000          49,361,200
Coca-Cola                                     1,075,500          47,171,430
PepsiCo                                         910,000          45,500,000
Total                                                           142,032,630

Building materials & construction (0.2%)
American Standard                               196,500(b)        7,445,385

Cable (7.5%)
Comcast Special Cl A                            227,500(b)        6,097,000
NTL                                           4,360,600(b)      227,274,472
Total                                                           233,371,472

Cellular telecommunications (12.2%)
AT&T Wireless Services                        4,873,500(b)       70,373,340
Nextel Communications Cl A                    6,776,500(b)      154,233,140
Telesystem Intl Wireless                      3,194,811(b,c)     34,024,737
Vodafone Group ADR                               3,848,500(c)    83,627,905
Western Wireless Cl A                         1,355,000(b)       35,758,450
Total                                                           378,017,572

Computer hardware (3.2%)
Cisco Systems                                 2,290,500(b)       47,779,830
Dell                                          1,116,500(b)       39,602,255
Gateway                                       2,293,500(b)       10,320,750
Total                                                            97,702,835

Computer software & services (1.8%)
Check Point Software
  Technologies                                  144,500(b,c)      2,874,105
Juniper Networks                                277,500(b)        6,371,400
Microsoft                                     1,313,500          37,382,210
Oracle                                          992,000(b)       10,425,920
Total                                                            57,053,635

Electronics (3.9%)
Analog Devices                                  438,000          17,388,600
Broadcom Cl A                                   308,000(b)       10,890,880
Intel                                         1,730,000          42,177,400
KLA-Tencor                                       70,000(b)        2,884,700
Linear Technology                               183,000           7,155,300
Marvell Technology Group                        912,500(b,c)     21,188,250
Maxim Integrated Products                       212,000          10,197,200
Taiwan Semiconductor Mfg ADR                    850,000(c)        6,052,000
United Microelectronics ADR                     884,500(c)        3,272,650
Total                                                           121,206,980

Energy (2.0%)
Amerada Hess                                    142,000          11,835,700
ChevronTexaco                                   257,500          24,629,875
ConocoPhillips                                  304,000          23,946,080
Total                                                            60,411,655

Energy equipment & services (4.2%)
Diamond Offshore Drilling                       467,100(d)       11,415,924
Halliburton                                   1,948,000          61,849,000
Schlumberger                                    282,000          18,138,240
Transocean                                      413,000(b)       11,729,200
Weatherford Intl                                559,300(b)       26,164,054
Total                                                           129,296,418

Finance companies (0.8%)
Citigroup                                       558,000          24,602,220

Financial services (2.8%)
Capital One Financial                           139,000           9,635,480
Fannie Mae                                      516,000          36,615,360
Freddie Mac                                     615,000          39,550,650
Total                                                            85,801,490

See accompanying notes to investments in securities.
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10   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Food (1.5%)
Heinz (HJ)                                      657,000         $24,236,730
Kellogg                                         555,500          23,142,130
Total                                                            47,378,860

Health care products (19.5%)
Baxter Intl                                   1,280,800          38,513,656
Biogen Idec                                   1,317,900(b)       79,074,000
Boston Scientific                             1,410,000(b)       53,946,600
Bristol-Myers Squibb                            263,000           6,022,700
Elan ADR                                      1,537,000(b,c,d)   31,585,350
Forest Laboratories                             150,000(b)        7,543,500
Genentech                                       192,000(b)        9,346,560
Gilead Sciences                                 211,500(b)       13,671,360
GlaxoSmithKline ADR                             247,500(c,d)     10,135,125
Guidant                                          58,000           3,208,560
Johnson & Johnson                             1,638,500          90,559,895
Medco Health Solutions                        1,417,500(b)       42,950,250
Medtronic                                        76,000           3,774,920
Merck & Co                                    1,223,000          55,463,050
Novartis ADR                                    453,500(c)       20,253,310
OSI Pharmaceuticals                             334,000(b)       20,073,400
Pfizer                                        3,206,000         102,463,759
Schering-Plough                                 658,000          12,804,680
Total                                                           601,390,675

Health care services (7.2%)
Aetna                                           580,000          49,764,000
AmerisourceBergen                               154,000           8,325,240
Fisher Scientific Intl                          639,500(b,d)     37,218,900
Healthsouth                                  10,370,800(b,d)     56,002,320
UnitedHealth Group                              739,500          46,514,550
WellPoint Health Networks                       249,000(b)       25,173,900
Total                                                           222,998,910

Household products (5.6%)
Avon Products                                   357,500          15,376,075
Colgate-Palmolive                               958,000          50,965,600
Estee Lauder Cl A                               111,550           4,897,045
Gillette                                      1,257,000          48,997,860
Procter & Gamble                              1,017,000          53,036,550
Total                                                           173,273,130

Insurance (2.0%)
ACE                                             316,000(c)       12,826,440
Allstate                                        230,500          10,851,940
American Intl Group                             309,500          21,866,175
Chubb                                           243,000          16,713,540
Total                                                            62,258,095

Leisure time & entertainment (0.5%)
Viacom Cl B                                     455,500          15,300,245

Media (3.7%)
Cendant                                         406,000           9,289,280
Disney (Walt)                                 4,128,500          95,327,065
eBay                                            117,500(b)        9,203,775
Total                                                           113,820,120

Metals (0.1%)
Royal Gold                                      216,000           3,034,800

Multi-industry (0.5%)
Tyco Intl                                       541,500(c)       16,786,500

Precious metals (2.7%)
Barrick Gold                                    309,000(c,d)      5,908,080
Coeur d'Alene Mines                           4,234,200(b,d)     14,650,332
Newmont Mining                                1,282,000          51,882,540
Stillwater Mining                               809,500(b)       11,778,225
Total                                                            84,219,177

Retail -- general (2.2%)
Home Depot                                      380,500          12,830,460
Target                                          527,500          22,999,000
Wal-Mart Stores                                 609,500          32,309,595
Total                                                            68,139,055

Retail -- grocery (0.4%)
Kroger                                          650,000(b)       10,270,000
Safeway                                         141,500(b)        2,989,895
Total                                                            13,259,895

Telecom equipment & services (2.9%)
Motorola                                      2,442,000          38,901,060
MTN Group                                     1,615,500(c)        6,947,554
Nextel Partners Cl A                            812,500(b)       13,056,875
Nokia ADR                                     2,634,500(c)       30,612,890
Total                                                            89,518,379

Utilities -- natural gas (--%)
Kinder Morgan Management LLC                         --(b)               12

Utilities -- telephone (1.9%)
Citizens Communications                         488,500(b)        7,034,400
Sprint (FON Group)                            2,729,000          50,977,720
Total                                                            58,012,120

Total common stocks
(Cost: $2,927,455,271)                                       $3,008,924,280

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Options purchased (0.8%)
Issuer                Contracts     Exercise     Expiration       Value(a)
                                      price         date

Puts
S&P 500 Index           6,039       $1,125       Sept. 2004     $20,854,770
S&P 500 Index           2,214        1,100       Sept. 2004       4,904,010

Total options purchased
(Cost: $24,767,977)                                             $25,758,780

Short-term securities (5.6%)(e)
Issuer                 Effective               Amount              Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.2%)
Federal Home Loan Mtge Corp Disc Nts
  08-26-04               1.32%               $3,800,000          $3,796,238
  09-07-04               1.30                 9,700,000           9,686,357
Federal Natl Mtge Assn Disc Nts
  08-04-04               1.06                 1,500,000           1,499,780
  08-13-04               1.28                22,700,000          22,688,701
Total                                                           $37,671,076

Commercial paper (4.4%)
CC (USA)/Centauri
  08-16-04               1.27                 5,600,000(f)        5,596,645
Dorado Finance
  08-16-04               1.27                 5,300,000(f)        5,296,825
Edison Asset Securitization
  08-13-04               1.27                12,100,000(f)       12,094,023
  09-02-04               1.37                20,800,000(f)       20,773,087
FCAR Owner Trust I
  09-15-04               1.40                 9,000,000           8,983,589
  09-17-04               1.45                20,300,000          20,260,120
Galaxy Funding
  08-06-04               1.19                 6,000,000(f)        5,998,613
K2 (USA)
  08-17-04               1.29                18,500,000(f)       18,488,080
  09-10-04               1.40                 1,300,000(f)        1,297,873
  09-13-04               1.38                10,000,000(f)        9,982,787
Receivables Capital
  08-02-04               1.13                 4,100,000(f)        4,099,613
Scaldis Capital
  08-18-04               1.29                 4,700,000(f)        4,696,804
Variable Funding Capital
  08-02-04               1.34                13,500,000          13,498,492
White Pine Finance
  09-22-04               1.43                 4,079,000(f)        4,070,274
Total                                                           135,136,825

Total short-term securities
(Cost: $172,827,013)                                           $172,807,901

Total investments in securities
(Cost: $3,125,050,261)(g)                                    $3,207,490,961

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 9.2% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.0% of this category (see Note 4 to the financial statements). 2.6% of the short-term securities is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2004, the value of these securities amounted to $92,394,624 or 3.0% of net assets.

(g) At July 31, 2004, the cost of securities for federal income tax purposes was $3,146,021,055 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                     $ 162,165,209
    Unrealized depreciation                                      (100,695,303)
                                                                 ------------
    Net unrealized appreciation                                 $  61,469,906
                                                                -------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

July 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,125,050,261)                             $3,207,490,961
Dividends and accrued interest receivable                            2,076,182
Receivable for investment securities sold                           65,963,293
                                                                    ----------
Total assets                                                     3,275,530,436
                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                      658,343
Payable for investment securities purchased                         84,302,534
Payable upon return of securities loaned (Note 4)                   94,119,000
Accrued investment management services fee                              48,441
Other accrued expenses                                                  85,551
                                                                        ------
Total liabilities                                                  179,213,869
                                                                   -----------
Net assets                                                      $3,096,316,567
                                                                ==============
* Including securities on loan, at value (Note 4)               $   88,521,814
                                                                --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Statement of operations
Growth Portfolio

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                                  $  35,189,522
Interest                                                                                       2,673,605
Fee income from securities lending (Note 4)                                                      380,617
   Less foreign taxes withheld                                                                  (331,683)
                                                                                                --------
Total income                                                                                  37,912,061
                                                                                              ----------
Expenses (Note 2):
Investment management services fee                                                            16,372,054
Compensation of board members                                                                     18,963
Custodian fees                                                                                   269,839
Audit fees                                                                                        31,500
Other                                                                                             71,437
                                                                                                  ------
Total expenses                                                                                16,763,793
   Earnings credits on cash balances (Note 2)                                                     (1,949)
                                                                                                  ------
Total net expenses                                                                            16,761,844
                                                                                              ----------
Investment income (loss) -- net                                                               21,150,217
                                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                            362,935,106
   Foreign currency transactions                                                                (336,306)
                                                                                                --------
Net realized gain (loss) on investments                                                      362,598,800
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       (210,306,341)
                                                                                            ------------
Net gain (loss) on investments and foreign currencies                                        152,292,459
                                                                                             -----------
Net increase (decrease) in net assets resulting from operations                            $ 173,442,676
                                                                                           =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
Growth Portfolio

Year ended July 31,                                                                2004            2003
Operations
Investment income (loss) -- net                                            $   21,150,217    $   19,243,868
Net realized gain (loss) on investments                                       362,598,800      (462,434,032)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (210,306,341)      741,212,811
                                                                             ------------       -----------
Net increase (decrease) in net assets resulting from operations               173,442,676       298,022,647
                                                                              -----------       -----------
Proceeds from contributions                                                    20,257,382        46,555,814
Fair value of withdrawals                                                    (544,632,609)     (443,556,729)
                                                                             ------------      ------------
Net contributions (withdrawals) from partners                                (524,375,227)     (397,000,915)
                                                                             ------------      ------------
Total increase (decrease) in net assets                                      (350,932,551)      (98,978,268)
Net assets at beginning of year                                             3,447,249,118     3,546,227,386
                                                                            -------------     -------------
Net assets at end of year                                                  $3,096,316,567    $3,447,249,118
                                                                           ==============    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
18   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under an Investment Management Service Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $3,168,084 for the year ended July 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
19   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

During the year ended July 31, 2004, the Portfolio's custodian fees were reduced by $1,949 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,441,818,688 and $5,868,102,303, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $336,098 for the year ended July 31, 2004.

4. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2004, securities valued at $88,521,814 were on loan to brokers. For collateral, the Portfolio received $94,119,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $380,617 for year ended July 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended July 31,                                           2004       2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                       .49%       .62%       .47%       .55%       .59%
Ratio of net investment income (loss) to average daily net assets      .61%       .59%       .37%       .09%       .09%
Portfolio turnover rate (excluding short-term securities)              171%       205%       225%        41%        23%
Total return(b)                                                       4.65%      9.73%    (29.17%)   (41.87%)    31.53%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
20   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Report of Independent
               Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the five-year period ended July 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
21   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

July 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                    $ 3,096,271,925
Capital shares receivable                                                                                   160,582
                                                                                                            -------
Total assets                                                                                          3,096,432,507
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      662,878
Accrued distribution fee                                                                                     31,127
Accrued service fee                                                                                             944
Accrued transfer agency fee                                                                                  16,748
Accrued administrative services fee                                                                           3,774
Other accrued expenses                                                                                      221,669
                                                                                                            -------
Total liabilities                                                                                           937,140
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                  $ 3,095,495,367
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     1,323,291
Additional paid-in capital                                                                            4,239,045,992
Accumulated net realized gain (loss) (Note 5)                                                        (1,227,338,161)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    82,464,245
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                            $ 3,095,495,367
                                                                                                    ===============
Net assets applicable to outstanding shares:                Class A                                 $ 2,116,826,391
                                                            Class B                                 $   597,617,368
                                                            Class C                                 $    12,938,529
                                                            Class I                                 $    18,099,191
                                                            Class Y                                 $   350,013,888
Net asset value per share of outstanding capital stock:     Class A shares      89,217,957          $         23.73
                                                            Class B shares      27,231,529          $         21.95
                                                            Class C shares         589,561          $         21.95
                                                            Class I shares         750,932          $         24.10
                                                            Class Y shares      14,539,091          $         24.07
                                                                                ----------          ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Growth Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                                             $  35,189,061
Interest                                                                                                  2,673,575
Fee income from securities lending                                                                          380,612
   Less foreign taxes withheld                                                                             (331,678)
                                                                                                           --------
Total income                                                                                             37,911,570
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        16,761,625
Distribution fee
   Class A                                                                                                5,652,896
   Class B                                                                                                7,755,577
   Class C                                                                                                  135,534
Transfer agency fee                                                                                       6,967,363
Incremental transfer agency fee
   Class A                                                                                                  487,310
   Class B                                                                                                  378,687
   Class C                                                                                                    6,731
Service fee -- Class Y                                                                                      382,486
Administrative services fees and expenses                                                                 1,523,915
Compensation of board members                                                                                13,596
Printing and postage                                                                                        723,100
Registration fees                                                                                            72,702
Audit fees                                                                                                   10,500
Other                                                                                                        46,723
                                                                                                             ------
Total expenses                                                                                           40,918,745
   Earnings credits on cash balances (Note 2)                                                               (36,633)
                                                                                                            -------
Total net expenses                                                                                       40,882,112
                                                                                                         ----------
Investment income (loss) -- net                                                                          (2,970,542)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                362,930,744
   Foreign currency transactions                                                                           (336,301)
                                                                                                           --------
Net realized gain (loss) on investments                                                                 362,594,443
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (210,303,690)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                   152,290,753
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $ 149,320,211
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund

Year ended July 31,                                                                        2004            2003
Operations
Investment income (loss) -- net                                                    $   (2,970,542)  $    (5,450,978)
Net realized gain (loss) on investments                                               362,594,443      (462,429,500)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (210,303,690)      741,204,696
                                                                                     ------------       -----------
Net increase (decrease) in net assets resulting from operations                       149,320,211       273,324,218
                                                                                      -----------       -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            285,165,756       299,443,361
   Class B shares                                                                      80,166,420       108,759,258
   Class C shares                                                                       4,297,146         5,623,858
   Class I shares                                                                      18,579,557                --
   Class Y shares                                                                     110,428,653       141,293,380
Payments for redemptions
   Class A shares                                                                    (533,084,922)     (425,072,323)
   Class B shares (Note 2)                                                           (286,628,598)     (240,971,184)
   Class C shares (Note 2)                                                             (3,709,528)       (1,739,474)
   Class I shares                                                                          (7,079)               --
   Class Y shares                                                                    (176,524,688)     (258,890,708)
                                                                                     ------------      ------------
Increase (decrease) in net assets from capital share transactions                    (501,317,283)     (371,553,832)
                                                                                     ------------      ------------
Total increase (decrease) in net assets                                              (351,997,072)      (98,229,614)
Net assets at beginning of year                                                     3,447,492,439     3,545,722,053
                                                                                    -------------     -------------
Net assets at end of year                                                          $3,095,495,367    $3,447,492,439
                                                                                   ==============    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, AEFC and the AXP Portfolio Builder Series Funds owned 100% of Class I shares, which represents 0.58% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2004 was 99.99%.

--------------------------------------------------------------------------------
25   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.
Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,970,542 and accumulated net realized loss has been decreased by $336,304 resulting in a net reclassification adjustment to decrease paid-in capital by $3,306,846.

--------------------------------------------------------------------------------
26   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:


Year ended July 31,                                    2004            2003
Class A
Distributions paid from:
      Ordinary income                                   $--             $--
      Long-term capital gain                             --              --
Class B
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --
Class C
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --
Class I*
Distributions paid from:
      Ordinary income                                    --             N/A
      Long-term capital gain                             --             N/A
Class Y
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --

* Inception date was March 4, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $            --
Accumulated long-term gain (loss)                           $(1,205,376,835)
Unrealized appreciation (depreciation)                      $    60,502,919

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
27   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administrative and accounting services at a percentage of the Fund's average daily net assets in reducing percentages 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
28   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $4,319,599 for Class A, $869,869 for Class B and $4,580 for Class C for the year ended July 31, 2004.

During the year ended July 31, 2004, the Fund's transfer agency fees were reduced by $36,633 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended July 31, 2004
                                              Class A         Class B      Class C     Class I*      Class Y
Sold                                       11,944,233       3,592,298      193,314     751,217     4,533,974
Issued for reinvested distributions                --              --           --          --            --
Redeemed                                  (21,995,982)    (12,837,345)    (164,669)       (285)   (7,210,738)
                                          -----------     -----------     --------        ----    ----------
Net increase (decrease)                   (10,051,749)     (9,245,047)      28,645     750,932    (2,676,764)
                                          -----------      ----------       ------     -------    ----------
* Inception date was March 4, 2004.

                                                                 Year ended July 31, 2003
                                              Class A         Class B      Class C      Class I      Class Y
Sold                                       13,842,204       5,510,181      283,408         N/A     6,670,940
Issued for reinvested distributions                --              --           --         N/A            --
Redeemed                                  (20,576,625)    (12,101,320)     (89,705)        N/A   (12,224,761)
                                          -----------      ----------      -------     -------    ----------
Net increase (decrease)                    (6,734,421)     (6,591,139)     193,703         N/A    (5,553,821)
                                          -----------      ----------      -------     -------    ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,205,376,835 as of July 31, 2004, that if not offset by capital gains will expire as follows:

                         2010                               2011
                     $836,602,508                       $368,774,327

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000
Net asset value, beginning of period                                $22.80     $20.88     $29.68    $ 54.36     $42.14
Income from investment operations:
Net investment income (loss)                                           .02         --       (.04)      (.14)      (.14)
Net gains (losses) (both realized and unrealized)                      .91       1.92      (8.74)    (22.34)     13.14
Total from investment operations                                       .93       1.92      (8.78)    (22.48)     13.00
Less distributions:
Distributions from realized gains                                       --         --       (.02)     (2.20)      (.78)
Net asset value, end of period                                      $23.73     $22.80     $20.88    $ 29.68     $54.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $2,117     $2,263     $2,213     $3,851     $6,637
Ratio of expenses to average daily net assets(b)                     1.03%      1.21%       .99%       .99%       .99%
Ratio of net investment income (loss) to average daily net assets     .07%        --%      (.15%)     (.34%)     (.30%)
Portfolio turnover rate (excluding short-term securities)             171%       205%       225%        41%        23%
Total return(c)                                                      4.08%      9.20%    (29.59%)   (42.14%)    31.01%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000
Net asset value, beginning of period                                $21.25     $19.61     $28.11    $ 52.02     $40.65
Income from investment operations:
Net investment income (loss)                                          (.16)      (.17)      (.25)      (.42)      (.46)
Net gains (losses) (both realized and unrealized)                      .86       1.81      (8.23)    (21.29)     12.61
Total from investment operations                                       .70       1.64      (8.48)    (21.71)     12.15
Less distributions:
Distributions from realized gains                                       --         --       (.02)     (2.20)      (.78)
Net asset value, end of period                                      $21.95     $21.25     $19.61    $ 28.11     $52.02

Ratios/supplemental data
Net assets, end of period (in millions)                               $598       $775       $845     $1,510     $2,468
Ratio of expenses to average daily net assets(b)                     1.81%      1.99%      1.77%      1.75%      1.75%
Ratio of net investment income (loss) to average daily net assets    (.71%)     (.77%)     (.93%)    (1.11%)    (1.06%)
Portfolio turnover rate (excluding short-term securities)             171%       205%       225%        41%        23%
Total return(c)                                                      3.29%      8.36%    (30.18%)   (42.57%)    30.02%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000(b)
Net asset value, beginning of period                                $21.25     $19.62     $28.12    $ 52.03     $52.65
Income from investment operations:
Net investment income (loss)                                          (.16)      (.17)      (.21)      (.42)      (.04)
Net gains (losses) (both realized and unrealized)                      .86       1.80      (8.27)    (21.29)      (.58)
Total from investment operations                                       .70       1.63      (8.48)    (21.71)      (.62)
Less distributions:
Distributions from realized gains                                       --         --       (.02)     (2.20)        --
Net asset value, end of period                                      $21.95     $21.25     $19.62    $ 28.12     $52.03

Ratios/supplemental data
Net assets, end of period (in millions)                                $13        $12         $7         $9         $1
Ratio of expenses to average daily net assets(c)                     1.81%      2.01%      1.80%      1.75%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets    (.71%)     (.81%)     (.96%)    (1.10%)    (1.30%)(d)
Portfolio turnover rate (excluding short-term securities)             171%       205%       225%        41%        23%
Total return(e)                                                      3.29%      8.31%    (30.17%)   (42.56%)    (1.18%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                         2004(b)
Net asset value, beginning of period                                $25.61
Income from investment operations:
Net investment income (loss)                                           .09
Net gains (losses) (both realized and unrealized)                    (1.60)
Total from investment operations                                     (1.51)
Net asset value, end of period                                      $24.10

Ratios/supplemental data
Net assets, end of period (in millions)                                $18
Ratio of expenses to average daily net assets(c)                      .57%(d)
Ratio of net investment income (loss) to average daily net assets     .43%(d)
Portfolio turnover rate (excluding short-term securities)             171%
Total return(e)                                                     (5.90%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2004       2003       2002       2001       2000
Net asset value, beginning of period                                $23.09     $21.11     $29.96    $ 54.75     $42.37
Income from investment operations:
Net investment income (loss)                                           .07        .04         --       (.07)      (.06)
Net gains (losses) (both realized and unrealized)                      .91       1.94      (8.83)    (22.52)     13.22
Total from investment operations                                       .98       1.98      (8.83)    (22.59)     13.16
Less distributions:
Distributions from realized gains                                       --         --       (.02)     (2.20)      (.78)
Net asset value, end of period                                      $24.07     $23.09     $21.11    $ 29.96     $54.75

Ratios/supplemental data
Net assets, end of period (in millions)                               $350       $398       $481       $974     $1,551
Ratio of expenses to average daily net assets(b)                      .86%      1.03%       .82%       .83%       .83%
Ratio of net investment income (loss) to average daily net assets     .25%       .18%       .02%      (.18%)     (.14%)
Portfolio turnover rate (excluding short-term securities)             171%       205%       225%        41%        23%
Total return(c)                                                      4.24%      9.38%    (29.48%)   (42.04%)    31.20%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Report of Independent
               Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Growth Fund (a series of AXP Growth Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the five-year period ended July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Growth Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
34   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

                                                       Beginning              Ending                Expenses paid
                                                     account value         account value          during the period
                                                     Feb. 1, 2004          July 31, 2004     Feb. 1, 2004-July 31, 2004
Class A
      Actual(e)                                         $1,000                $964.60                 $4.88(a)
      Hypothetical (5% return before expenses)          $1,000              $1,019.89                 $5.02(a)
Class B
      Actual(e)                                         $1,000                $961.00                 $8.63(b)
      Hypothetical (5% return before expenses)          $1,000              $1,016.06                 $8.87(b)
Class C
      Actual(e)                                         $1,000                $961.00                 $8.68(c)
      Hypothetical (5% return before expenses)          $1,000              $1,016.01                 $8.92(c)
Class I(f)
      Actual                                               N/A                    N/A                    N/A
      Hypothetical (5% return before expenses)             N/A                    N/A                    N/A
Class Y
      Actual(e)                                         $1,000                $965.10                 $4.06(d)
      Hypothetical (5% return before expenses)          $1,000              $1,020.74                 $4.17(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: (3.54%) for Class A, (3.90%) for Class B, (3.90%) for Class C and (3.49%) for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

--------------------------------------------------------------------------------
36   --   AXP GROWTH FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37  --  AXP GROWTH FUND  --  2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38  --  AXP GROWTH FUND  --  2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39  --  AXP GROWTH FUND  --  2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Large Cap
        Equity
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

The Fund's Long-term Performance                             8

Investments in Securities                                   10

Financial Statements                                        13

Notes to Financial Statements                               17

Report of Independent Registered
    Public Accounting Firm                                  30

Federal Income Tax Information                              31

Fund Expenses Example                                       33

Board Members and Officers                                  35

Proxy Voting                                                37

[dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Doug Chase                        3/02                       12

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/28/02      B: 3/28/02      C: 3/28/02      Y: 3/28/02

Ticker symbols
A: ALEAX        B: ALEBX        C: ARQCX        Y: ALEYX

Total net assets                                         $1.852 billion

Number of holdings                                                   86

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
          X               LARGE
                          MEDIUM  SIZE
                          SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Health care 24.6%
Financials 17.7%
Consumer staples 13.5%
Consumer discretionary 12.8%
Technology 11.6%
Energy 7.2%
Industrials 7.1%
Materials 2.2%
Telecommunications 2.0%
Short-term securities 1.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer (Health care products)                                        6.1%
Citigroup (Finance companies)                                        5.1
Procter & Gamble (Household products)                                3.8
Cendant (Media)                                                      3.6
Viacom Cl B (Leisure time & entertainment)                           3.5
AmerisourceBergen (Health care services)                             3.4
ExxonMobil (Energy)                                                  3.3
Colgate-Palmolive (Household products)                               2.8
PepsiCo (Beverages & tobacco)                                        2.7
Bank of America (Banks and savings & loans)                          2.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Doug Chase discusses the Fund's positioning and results for the 2004 fiscal year.

On June 25, 2004, the assets of AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund were merged into AXP Large Cap Equity Fund. This reorganization was completed after shareholders approved the plan on June 9, 2004. The integration of the three Funds had minimal effect on Fund performance.

On June 24, AXP Large Cap Equity Fund Class A shareholders of record received a special distribution of $0.12896 in conjunction with the mergers.

Q: How did the AXP Large Cap Equity Fund perform for the 12 months ended July 31, 2004?

A: AXP Large Cap Equity Fund's Class A shares advanced 7.19%, excluding sales charge, for the 12 months ended July 31, 2004. The Fund underperformed its benchmark, the Russell 1000(R) Index, which advanced 13.03% and its peers as represented by the Lipper Large-Cap Core Funds Index, which gained 10.01% over the same time frame.

Q:  What factors significantly affected performance?

A: While the Fund benefited from the stock market's continued advance, three major market trends hampered its performance relative to the benchmark. First, value-oriented stocks significantly outperformed growth stocks during the year. The Fund invests primarily in companies that we believe will grow faster than the market's historical earnings growth rate of around 8%. Second, smaller-capitalization stocks outperformed larger stocks for the period. This was a disadvantage for the Fund, which essentially focused on the largest stocks within its benchmark, the Russell 1000 Index. Third, the market favored lower quality stocks throughout most of the past

(bar chart)
                     PERFORMANCE COMPARISON
               For the year ended July 31, 2004

15%                         (bar 2)
12%                         +13.03%        (bar 3)
 9%     (bar 1)                            +10.01%
 6%     +7.19%
 3%
 0%

(bar 1) AXP Large Cap Equity Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions) Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)>The market favored lower quality stocks throughout most of the past year, while we emphasized higher quality companies with sound balance sheets and a history of stable growth.(end callout quote)

    year, while we emphasized higher quality companies with sound balance sheets and a history of stable growth.

    The significant outperformance of value-oriented stocks continued to impede the Fund through the end of the fiscal period. However, we were pleased to see that the outperformance of smaller companies and the market's penchant for lower quality stocks began to wane toward the end of the Fund's fiscal period.

AVERAGE ANNUAL TOTAL RETURNS

                           Class A                 Class B                     Class C                   Class Y
(Inception dates)         (3/28/02)               (3/28/02)                   (3/28/02)                 (3/28/02)
                     NAV(1)     POP(2)       NAV(1)   After CDSC(3)    NAV(1)     After CDSC(4)     NAV(5)     POP(5)
as of July 31, 2004
1 year               +7.19%     +1.04%       +6.48%      +2.48%        +6.46%         +6.46%        +7.44%     +7.44%
Since inception      -1.20%     -3.67%       -1.99%      -3.61%        -1.90%         -1.90%        -1.01%     -1.01%

as of June 30, 2004
1 year              +12.51%     +6.04%      +11.60%      +7.60%       +11.57%        +11.57%       +12.49%    +12.49%
Since inception      +0.89%     -1.72%       +0.10%      -1.62%        +0.18%         +0.18%        +1.08%     +1.08%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    Regarding the Fund's sector positioning, we made a strategic decision at the start of our fiscal year to emphasize stable growth companies in sectors such as consumer staples and health care. However, economic growth and corporate earnings were stronger than anticipated and, as a result, more economically sensitive sectors such as materials, industrials and technology outperformed, particularly in the first half of our fiscal period. The Fund's larger-than-index allocation to health care was disadvantageous in the first six months of the fiscal period, but the sector's performance improved in the latter half of the period.

    We had moved the Fund to a lower-than-index position in consumer discretionary stocks prior to the start of the fiscal period. This was a negative factor in the first half of the fiscal year when the sector delivered strong relative performance. In the second half, the lower-than-index weighting in consumer discretionary stocks had a favorable effect, but was offset by our selection of industries and individual stocks within the sector. In particular, a larger-than-index position in Viacom and our avoidance of strong performers eBay and Yahoo! hindered results. Individual contributors to relative return included real estate, travel services company Cendant, mortgage broker Countrywide Financial, and diversified industrial Tyco.

Q:  What changes did you make to the portfolio during the period?

A: At the start of our fiscal period, we started to scale back the Fund's exposure to cyclical stocks. We reduced our allocations to retail stocks and to the industrial and materials sectors. We were wary of these areas because we believed the expectations priced into many of these stocks were much too high. We increased our position in media stocks during the period. Despite being a cyclical industry, media had not kept pace with the other cyclical sectors and we believed there was potential for further price appreciation. Over the course of the year, we took profits in a handful of media stocks that had been strong performers, including AOL Time Warner, but continued to hold significant positions in others such as Viacom.

    We trimmed some of our position in pharmaceutical firm Wyeth, which had appreciated considerably, and used a portion of the proceeds to add a broader mix of pharmaceutical stocks. We also initiated portfolio positions in the HMO industry. Although the market has been negative about HMOs, these companies have been regularly beating Wall Street earnings estimates. As for the health care sector in general, we are cognizant that political issues could increase volatility; however, we believe potential bad news is already reflected in the stock prices. We see attractive appreciation opportunities in this sector because we believe that over

--------------------------------------------------------------------------------
6   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    time health care stocks are likely to grow earnings faster than the overall market. Consequently, we have taken advantage of any weakness to increase our health care weighting.

    After the energy sector's strong performance in December and January, we reduced the portfolio's energy position. However, we subsequently increased our holdings of major integrated oil producers.

    We eliminated a number of stocks during the past year. We took profits in defense contractor United Technologies following a run of very strong performance. We sold Wells Fargo even though we think the money center bank is well-run, because we considered it expensive and vulnerable to the negative impact of higher short-term interest rates. We also sold technology stock Hewlett Packard because the company appears to be facing greater competition in printers. The Fund held a significant position in Dell, which we think is better positioned in the printer market.

    To summarize our sector positioning at the end of the period, the Fund had larger-than-index positions in health care and consumer staples, and smaller-than-index positions in the consumer discretionary, financials, telecommunications, industrials, materials, utilities and technology sectors.

Q:  How will you manage the Fund in the coming months?

A: Regardless of the economic environment, we adhere to a strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations. We strive to identify stocks that we believe will grow faster than the market's historical growth rate, but may be selling at attractive valuation levels.

    Our current view is that stock prices already reflect economic expectations that may be higher than what actually occurs. Given the inevitable impact of the Federal Reserve's shift toward higher short-term interest rates, as well as the possibility of an economic slowdown and an earnings peak, we believe the type of stocks we hold should begin to perform well. We have recently seen the market put high-quality and low-quality stocks on a more even level.

    Should economic and earnings growth begin to moderate as we anticipate, investors are likely to seek alternatives to cyclical and industrial holdings. We believe health care, consumer staples and stable growth companies should benefit from such a shift and have positioned the Fund accordingly.

--------------------------------------------------------------------------------
7   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                      Short-term       Long-term
Fiscal year ended        Income      capital gains   capital gains       Total
July 31, 2004             $--            $0.20           $0.02           $0.22
July 31, 2003              --               --              --            0.00
July 31, 2002(1)           --               --              --            0.00

(1) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

--------------------------------------------------------------------------------
8   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

(line graph)

    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP LARGE CAP EQUITY FUND

AXP Large Cap Equity Fund Class A
  (includes sales charge)                 $ 9,425   $7,766   $8,546   $ 9,160
Russell 1000(R) Index(1)                  $10,000   $8,014   $8,911   $10,072
Lipper Large-Cap Core Funds Index(2)      $10,000   $8,108   $8,808   $ 9,690
                                           4/1/02    7/02     7/03      7/04

COMPARATIVE RESULTS

Results as of July 31, 2004                                            Since
                                                     1 year        inception(3)
AXP Large Cap Equity Fund (includes sales charge)
Class A   Cumulative value of $10,000                $10,104          $9,160
          Average annual total return                 +1.04%          -3.67%

Russell 1000(R) Index(1)
          Cumulative value of $10,000                $11,303         $10,072
          Average annual total return                +13.03%          +0.31%

Lipper Large-Cap Core Funds Index(2)
          Cumulative value of $10,000                $11,001          $9,690
          Average annual total return                +10.01%          -1.35%

Results for other share classes can be found on page 5.

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Large-Cap Core Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from March 28, 2002. Index data is from April 1, 2002.

--------------------------------------------------------------------------------
9   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.6%)
Issuer                                         Shares             Value(a)

Aerospace & defense (1.7%)
Empresa Brasileira
  de Aeronautica ADR                          411,100(c)        $11,757,460
Lockheed Martin                               163,325             8,654,592
Northrop Grumman                              223,428            11,752,313
Total                                                            32,164,365

Banks and savings & loans (3.3%)
Bank of America                               580,300            49,331,303
Commerce Bancorp                              115,700             5,824,338
Investors Financial Services                  119,600             5,463,328
Total                                                            60,618,969

Beverages & tobacco (6.4%)
Altria Group                                  427,600            20,353,760
Anheuser-Busch Companies                      193,500            10,042,650
Coca-Cola                                     871,050            38,204,253
PepsiCo                                       995,124            49,756,200
Total                                                           118,356,863

Building materials & construction (0.3%)
Masco                                         177,800             5,376,672

Cable (0.6%)
NTL                                           225,469(b)         11,751,444

Cellular telecommunications (1.7%)
Nextel Communications Cl A                    639,600(b)         14,557,296
Vodafone Group ADR                            790,500(c)         17,177,565
Total                                                            31,734,861

Chemicals (0.8%)
Dow Chemical                                  375,045            14,960,545

Computer hardware (4.8%)
Cisco Systems                               1,994,400(b)         41,603,184
Dell                                        1,342,400(b)         47,614,928
Total                                                            89,218,112

Computer software & services (4.4%)
Affiliated Computer
  Services Cl A                               342,700(b)         17,786,130
Microsoft                                   1,449,800            41,261,308
Oracle                                      1,521,100(b)         15,986,761
PeopleSoft                                    381,200(b)          6,869,224
Total                                                            81,903,423

Electronics (2.4%)
Analog Devices                                113,500             4,505,950
Broadcom Cl A                                 126,700(b)          4,480,112
Intel                                       1,130,700            27,566,466
Taiwan Semiconductor
  Mfg ADR                                   1,068,583(c)          7,608,314
Total                                                            44,160,842

Energy (7.2%)
ChevronTexaco                                 277,800            26,571,570
ConocoPhillips                                210,373            16,571,081
ExxonMobil                                  1,307,446            60,534,750
Royal Dutch Petroleum ADR                     591,600(c)         29,757,480
Total                                                           133,434,881

Finance companies (5.1%)
Citigroup                                   2,133,308            94,057,550

Financial services (6.0%)
Capital One Financial                         210,100            14,564,132
Countrywide Financial                         352,398            25,407,896
Fannie Mae                                    595,497            42,256,467
MBNA                                          414,827            10,242,079
Utilities Select Sector SPDR Fund             803,900            19,390,068
Total                                                           111,860,642

Health care products (15.5%)
Amgen                                          85,200(b)          4,846,176
Biogen Idec                                   225,400(b)         13,524,000
Boston Scientific                             182,600(b)          6,986,276
Forest Laboratories                           216,600(b)         10,892,814
Genentech                                     188,324(b)          9,167,612
Gilead Sciences                                61,500(b)          3,975,360
Johnson & Johnson                             623,650            34,469,136
Medco Health Solutions                        942,000(b)         28,542,600
Medtronic                                     181,800             9,030,006
Merck & Co                                    410,100            18,598,035

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Issuer                                         Shares             Value(a)

Health care products (cont.)
Momenta Pharmaceutical                        147,350(b)         $1,211,954
Novartis ADR                                  490,650(c)         21,912,429
Pfizer                                      3,534,800           112,972,207
Wyeth                                         236,000             8,354,400
Total                                                           284,483,005

Health care services (9.3%)
Aetna                                         251,700            21,595,860
AmerisourceBergen                           1,158,255            62,615,266
Cardinal Health                               473,300            21,061,850
Caremark Rx                                   298,200(b)          9,095,100
Fisher Scientific Intl                        104,900(b)          6,105,180
HCA                                           261,500            10,106,975
McKesson                                      771,966            24,834,146
UnitedHealth Group                            248,600            15,636,940
Total                                                           171,051,317

Household products (7.1%)
Colgate-Palmolive                             988,600            52,593,520
Gillette                                      236,700             9,226,566
Procter & Gamble                            1,343,116            70,043,499
Total                                                           131,863,585

Insurance (3.3%)
ACE                                           358,647(c)         14,557,482
Allstate                                      185,200             8,719,216
American Intl Group                           273,694            19,336,481
Chubb                                         263,200            18,102,896
Total                                                            60,716,075

Leisure time & entertainment (3.6%)
Multimedia Games                              171,300(b)          3,242,709
Viacom Cl B                                 1,908,200            64,096,438
Total                                                            67,339,147

Machinery (1.1%)
Caterpillar                                   207,856            15,275,337
Ingersoll-Rand Cl A                            76,900(c)          5,282,261
Total                                                            20,557,598

Media (5.9%)
Cendant                                     2,914,835            66,691,425
Disney (Walt)                               1,821,100            42,049,199
Total                                                           108,740,624

Multi-industry (4.2%)
General Electric                            1,444,156            48,018,187
Tyco Intl                                     984,800(c)         30,528,800
Total                                                            78,546,987

Paper & packaging (0.6%)
Intl Paper                                    112,900             4,880,667
Weyerhaeuser                                  104,800             6,497,600
Total                                                            11,378,267

Precious metals (0.5%)
Freeport McMoRan Copper &
  Gold Cl B                                   271,241             9,452,749

Retail -- general (2.6%)
Home Depot                                    418,400            14,108,448
Target                                        214,300             9,343,480
Wal-Mart Stores                               473,700            25,110,837
Total                                                            48,562,765

Telecom equipment & services (0.2%)
Motorola                                        1,200                19,116
Nokia ADR                                     396,300(c)          4,605,006
Total                                                             4,624,122

Total common stocks
(Cost: $1,857,738,532)                                       $1,826,915,410

Short-term securities (1.3%)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (0.8%)
Federal Natl Mtge Assn Disc Nts
  08-13-04                1.28%              $900,000              $899,552
  08-25-04                1.31              1,100,000             1,098,959
  09-20-04                1.36              2,000,000             1,996,079
  09-22-04                1.31             10,000,000             9,980,321
Total                                                            13,974,911

Commercial paper (0.5%)
Fairway Finance
  08-18-04                1.35              3,800,000             3,797,293
Swedbank (ForeningsSparbanken)
  08-23-04                1.38              5,300,000(c)          5,295,123
Total                                                             9,092,416

Total short-term securities
(Cost: $23,067,631)                                             $23,067,327

Total investments in securities
(Cost: $1,880,806,163)(d)                                    $1,849,982,737

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of July 31, 2004, the value of foreign securities represented 8.0% of net assets.

(d) At July 31, 2004, the cost of securities for federal income tax purposes was $1,916,814,225 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  64,841,529
     Unrealized depreciation                                     (131,673,017)
                                                                 ------------
     Net unrealized depreciation                                $ (66,831,488)
                                                                -------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
12   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $1,880,806,163)                                                                 $ 1,849,982,737
Capital shares receivable                                                                                   262,334
Dividends and accrued interest receivable                                                                 2,274,997
Receivable for investment securities sold                                                                31,109,269
                                                                                                         ----------
Total assets                                                                                          1,883,629,337
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           353,667
Capital shares payable                                                                                      266,038
Payable for investment securities purchased                                                              30,385,691
Accrued investment management services fee                                                                   29,785
Accrued distribution fee                                                                                     24,443
Accrued service fee                                                                                              20
Accrued transfer agency fee                                                                                  12,238
Accrued administrative services fee                                                                           2,414
Other accrued expenses                                                                                      222,522
                                                                                                            -------
Total liabilities                                                                                        31,296,818
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                  $ 1,852,332,519
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     4,013,006
Additional paid-in capital                                                                            2,939,891,294
Undistributed net investment income                                                                         209,548
Accumulated net realized gain (loss) (Note 7)                                                        (1,060,957,903)
Unrealized appreciation (depreciation) on investments                                                   (30,823,426)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                            $ 1,852,332,519
                                                                                                    ===============
Net assets applicable to outstanding shares:               Class A                                  $ 1,247,790,901
                                                           Class B                                  $   571,677,372
                                                           Class C                                  $    10,904,264
                                                           Class I                                  $    14,459,564
                                                           Class Y                                  $     7,500,418
Net asset value per share of outstanding capital stock:    Class A shares      268,844,264          $          4.64
                                                           Class B shares      125,365,561          $          4.56
                                                           Class C shares        2,386,928          $          4.57
                                                           Class I shares        3,094,279          $          4.67
                                                           Class Y shares        1,609,548          $          4.66
                                                                                 ---------          ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                     $  6,345,919
Interest                                                                           137,408
   Less foreign taxes withheld                                                     (98,416)
                                                                                   -------
Total income                                                                     6,384,911
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               2,441,621
Distribution fee
   Class A                                                                         688,355
   Class B                                                                       1,291,172
   Class C                                                                          53,881
Transfer agency fee                                                                796,191
Incremental transfer agency fee
   Class A                                                                          56,869
   Class B                                                                          48,270
   Class C                                                                           2,106
Service fee -- Class Y                                                                 796
Administrative services fees and expenses                                          212,114
Compensation of board members                                                        9,463
Custodian fees                                                                     280,632
Printing and postage                                                               100,300
Registration fees                                                                   77,313
Audit fees                                                                          23,000
Other                                                                                5,453
                                                                                     -----
Total expenses                                                                   6,087,536
   Expenses waived/reimbursed by AEFC (Note 2)                                    (102,210)
                                                                                  --------
                                                                                 5,985,326
   Earnings credits on cash balances (Note 2)                                       (2,134)
                                                                                    ------
Total net expenses                                                               5,983,192
                                                                                 ---------
Investment income (loss) -- net                                                    401,719
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                      12,441,166
Net change in unrealized appreciation (depreciation) on investments            (66,709,001)
                                                                               -----------
Net gain (loss) on investments                                                 (54,267,835)
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $(53,866,116)
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Equity Fund

Year ended July 31,                                                                        2004             2003
Operations and distributions
Investment income (loss) -- net                                                      $    401,719        $     (820)
Net realized gain (loss) on security transactions                                      12,441,166         1,719,341
Net change in unrealized appreciation (depreciation) on investments                   (66,709,001)        7,080,694
                                                                                      -----------         ---------
Net increase (decrease) in net assets resulting from operations                       (53,866,116)        8,799,215
                                                                                      -----------         ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (190,447)          (27,013)
     Class Y                                                                                  (99)              (21)
   Net realized gain
     Class A                                                                          (10,249,150)               --
     Class B                                                                           (4,251,044)               --
     Class C                                                                             (267,748)               --
     Class I                                                                             (411,555)               --
     Class Y                                                                              (29,079)               --
                                                                                      -----------           -------
Total distributions                                                                   (15,399,122)          (27,034)
                                                                                      -----------           -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets (continued)
AXP Large Cap Equity Fund

Year ended July 31,                                                                       2004             2003
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         $  303,658,868      $ 72,641,134
   Class B shares                                                                      83,846,079        31,826,112
   Class C shares                                                                       5,258,048         1,776,439
   Class I shares                                                                      20,944,518                --
   Class Y shares                                                                       8,142,956            35,963
Fund merger (Note 6)
   Class A shares                                                                     942,709,419                --
   Class B shares                                                                     589,683,135                --
   Class C shares                                                                       4,576,296                --
   Class Y shares                                                                          11,200                --
Reinvestment of distributions at net asset value
   Class A shares                                                                      10,345,503            25,435
   Class B shares                                                                       4,192,636                --
   Class C shares                                                                         257,935                --
   Class I shares                                                                         411,300                --
   Class Y shares                                                                          28,728                13
Payments for redemptions
   Class A shares                                                                     (50,748,072)       (6,855,152)
   Class B shares (Note 2)                                                           (115,514,441)       (4,072,868)
   Class C shares (Note 2)                                                               (911,625)         (107,435)
   Class I shares                                                                      (5,803,591)               --
   Class Y shares                                                                        (413,179)           (1,872)
                                                                                         --------            ------
Increase (decrease) in net assets from capital share transactions                   1,800,675,713        95,267,769
                                                                                    -------------        ----------
Total increase (decrease) in net assets                                             1,731,410,475       104,039,950
Net assets at beginning of year                                                       120,922,044        16,882,094
                                                                                      -----------        ----------
Net assets at end of year                                                          $1,852,332,519      $120,922,044
                                                                                   ==============      ============
Undistributed net investment income                                                $      209,548      $         --
                                                                                   --------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.78% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,625 and accumulated net realized loss has been decreased by $903 resulting in a net reclassification adjustment to increase paid-in capital by $722.

--------------------------------------------------------------------------------
19   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                            2004                   2003

Class A
Distributions paid from:
     Ordinary income                       $9,388,916               $27,013
     Long-term capital gain                 1,050,681                    --
Class B
Distributions paid from:
     Ordinary income                        3,818,774                    --
Long-term capital gain                        432,270                    --
Class C
Distributions paid from:
     Ordinary income                          240,898                    --
     Long-term capital gain                    26,850                    --
Class I*
Distributions paid from:
     Ordinary income                          350,249                   N/A
     Long-term capital gain                    61,306                   N/A
Class Y
Distributions paid from:
     Ordinary income                           25,037                    21
     Long-term capital gain                     4,141                    --

* Inception date was March 4, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $       942,993
Accumulated long-term gain (loss)                           $     1,648,977
Unrealized appreciation (depreciation)                      $(1,094,163,751)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP Large Cap Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $25,769 for the year ended July 31, 2004. In addition, AEFC has contractually agreed to waive 0.05% of the management fees through July 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
21   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,433,798 for Class A, $111,016 for Class B and $2,425 for Class C for the year ended July 31, 2004.

Under an agreement, effective until July 31, 2004, AEFC and its affiliates agreed to waive certain fees and expenses such that net expenses would not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 0.93% for Class I and 1.07% for Class Y of the Fund's average daily net assets. Beginning June 10, 2004, AEFC contractually agreed to waive 0.05% of the management fee through July 31, 2005.

For the year ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.20% for Class A, 1.95% for Class B, 1.98% for Class C, 0.71% for Class I and 1.00% for Class Y.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $2,134 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,236,760,336 (including $1,323,493,648 from AXP Blue Chip Advantage Fund and $195,865,122 from AXP Research Opportunities Fund that were acquired in the fund merger as described in Note 6) and $495,774,461, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $6,644 for the year ended July 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended July 31, 2004
                                              Class A         Class B      Class C      Class I*       Class Y
Sold                                       63,776,788      17,608,704    1,105,201     4,261,085     1,674,757
Fund merger                               195,139,277     124,164,313      961,940            --         2,310
Issued for reinvested distributions         2,127,178         875,289       53,736        83,939         5,876
Redeemed                                  (10,573,028)    (25,212,059)    (190,776)   (1,250,745)      (86,872)
                                          -----------     -----------     --------    ----------       -------
Net increase (decrease)                   250,470,215     117,436,247    1,930,101     3,094,279     1,596,071
                                          -----------     -----------    ---------     ---------     ---------

* Inception was March 4, 2004.

                                                                 Year ended July 31, 2003
                                              Class A         Class B      Class C       Class I       Class Y
Sold                                       17,273,053       7,641,133      426,869           N/A         8,203
Issued for reinvested distributions             6,391              --           --           N/A             3
Redeemed                                   (1,688,951)       (977,921)     (25,450)          N/A          (400)
                                          -----------     -----------    ---------     ---------     ---------
Net increase (decrease)                    15,590,493       6,663,212      401,419           N/A         7,806
                                          -----------     -----------    ---------     ---------     ---------

--------------------------------------------------------------------------------
22   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

6. FUND MERGER

At the close of business on June 25, 2004, AXP Large Cap Equity Fund acquired the assets and assumed the identified liabilities of AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP Large Cap Equity Fund immediately before the acquisition was $404,994,552 and the combined net assets immediately after the acquisition was $1,941,974,602.

The merger was accomplished by a tax-free exchange of the following:

                                                  Shares            Value
AXP Blue Chip Advantage Fund                    171,778,024   $1,331,930,990
AXP Research Opportunities Fund                  45,469,648      205,049,060

In exchange for the AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund shares and net assets, AXP Large Cap Equity Fund issued the following number of shares:

                                                                    Shares
Class A                                                          195,139,277
Class B                                                          124,164,313
Class C                                                              961,940
Class Y                                                                2,310

AXP Blue Chip Advantage Fund's and AXP Research Opportunities Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, and accumulated net realized loss.

                                            Total net        Capital           Unrealized           Accumulated
                                             assets           stock           appreciation       net realized loss
AXP Blue Chip Advantage Fund           $1,331,930,990    $2,300,150,539      $20,542,743         $(988,762,292)
AXP Research Opportunities Fund           205,049,060       265,819,324        9,544,965           (70,315,229)

--------------------------------------------------------------------------------
23   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,027,332,263 that if not offset by future capital gains realized after July 31, 2004 will expire as follows:

                  2008             2009              2010             2011
              $580,153,257     $416,711,846       $20,988,174      $9,478,986

AXP Large Cap Equity Fund acquired $1,028,552,364 of capital loss carry-overs in connection with the AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund merger (Note 6). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2004             2003              2002(b)
Net asset value, beginning of period                                          $4.53            $4.11             $5.00
Income from investment operations:
Net investment income (loss)                                                    .01              .01                --
Net gains (losses) (both realized and unrealized)                               .32              .41              (.89)
Total from investment operations                                                .33              .42              (.89)
Less distributions:
Distributions from realized gains                                              (.22)              --                --
Net asset value, end of period                                                $4.64            $4.53             $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                      $1,248              $83               $11
Ratio of expenses to average daily net assets(c),(e)                          1.20%            1.25%             1.25%(d)
Ratio of net investment income (loss) to average daily net assets              .36%             .24%             (.11%)(d)
Portfolio turnover rate (excluding short-term securities)                       99%             135%               88%
Total return(f)                                                               7.19%           10.22%           (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.23%, 1.84% and 5.12% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.48            $4.10             $5.00
Income from investment operations:
Net investment income (loss)                                                   (.01)            (.01)             (.01)
Net gains (losses) (both realized and unrealized)                               .31              .39              (.89)
Total from investment operations                                                .30              .38              (.90)
Less distributions:
Distributions from realized gains                                              (.22)              --                --
Net asset value, end of period                                                $4.56            $4.48             $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                        $572              $36                $5
Ratio of expenses to average daily net assets(c),(e)                          1.95%            2.01%             2.01%(d)
Ratio of net investment income (loss) to average daily net assets             (.46%)           (.52%)            (.86%)(d)
Portfolio turnover rate (excluding short-term securities)                       99%             135%               88%
Total return(f)                                                               6.48%            9.27%           (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.98%, 2.60% and 5.88% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.49            $4.10             $5.00
Income from investment operations:
Net investment income (loss)                                                   (.01)            (.01)             (.01)
Net gains (losses) (both realized and unrealized)                               .31              .40              (.89)
Total from investment operations                                                .30              .39              (.90)
Less distributions:
Distributions from realized gains                                              (.22)              --                --
Net asset value, end of period                                                $4.57            $4.49             $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                         $11               $2               $--
Ratio of expenses to average daily net assets(c),(e)                          1.98%            2.01%             2.01%(d)
Ratio of net investment income (loss) to average daily net assets             (.43%)           (.53%)            (.92%)(d)
Portfolio turnover rate (excluding short-term securities)                       99%             135%               88%
Total return(f)                                                               6.46%            9.51%           (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.01%, 2.60% and 5.88% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                           2004(b)
Net asset value, beginning of period                                  $5.08
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      (.28)
Less distributions:
Distributions from realized gains                                      (.13)
Net asset value, end of period                                        $4.67

Ratios/supplemental data
Net assets, end of period (in millions)                                 $14
Ratio of expenses to average daily net assets(c),(e)                   .71%(d)
Ratio of net investment income (loss) to average daily net assets      .74%(d)
Portfolio turnover rate (excluding short-term securities)               99%
Total return(f)                                                      (5.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.72% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.54            $4.11             $5.00
Income from investment operations:
Net investment income (loss)                                                    .01              .01                --
Net gains (losses) (both realized and unrealized)                               .34              .42              (.89)
Total from investment operations                                                .35              .43              (.89)
Less distributions:
Dividends from net investment income                                           (.01)              --                --
Distributions from realized gains                                              (.22)              --                --
Total distributions                                                            (.23)              --                --
Net asset value, end of period                                                $4.66            $4.54             $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                          $8              $--               $--
Ratio of expenses to average daily net assets(c),(e)                          1.00%            1.07%             1.07%(d)
Ratio of net investment income (loss) to average daily net assets              .50%             .45%              .09%(d)
Portfolio turnover rate (excluding short-term securities)                       99%             135%               88%
Total return(f)                                                               7.44%           10.46%           (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.03%, 1.66% and 4.94% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the two-year period ended July 31, 2004 and for the period from March 28, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Large Cap Equity Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
30   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Large Cap Equity Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            44.25%
     Dividends Received Deduction for corporations                        44.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.09465
June 24, 2004                                                            0.10975
Total                                                                   $0.20440

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
June 24, 2004                                                           $0.01921
Total distributions                                                     $0.22361

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            44.25%
     Dividends Received Deduction for corporations                        44.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.08939
June 24, 2004                                                            0.10975
Total                                                                   $0.19914

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
June 24, 2004                                                           $0.01921
Total distributions                                                     $0.21835

--------------------------------------------------------------------------------
31   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            44.25%
     Dividends Received Deduction for corporations                        44.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.08939
June 24, 2004                                                            0.10975
Total                                                                   $0.19914

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
June 24, 2004                                                           $0.01921
Total distributions                                                     $0.21835

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            44.25%
     Dividends Received Deduction for corporations                        44.00%

Payable date                                                           Per share
June 24, 2004                                                           $0.10975

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
June 24, 2004                                                           $0.01921
Total distributions                                                     $0.12896

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            44.25%
     Dividends Received Deduction for corporations                        44.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.09635
June 24, 2004                                                            0.10975
Total                                                                   $0.20610

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
June 24, 2004                                                           $0.01921
Total distributions                                                     $0.22531

--------------------------------------------------------------------------------
32   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

                                                       Beginning                 Ending                Expenses paid
                                                     account value            account value          during the period
                                                     Feb. 1, 2004             July 31, 2004     Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                          $1,000                   $958.30               $5.75(a),(g)
     Hypothetical (5% return before expenses)           $1,000                 $1,019.00               $5.92(a),(g)
Class B
     Actual(e)                                          $1,000                   $955.70               $9.43(b),(g)
     Hypothetical (5% return before expenses)           $1,000                 $1,015.22               $9.72(b),(g)
Class C
     Actual(e)                                          $1,000                   $955.80               $9.53(c),(g)
     Hypothetical (5% return before expenses)           $1,000                 $1,015.12               $9.82(c),(g)
Class I(f)
     Actual                                                N/A                       N/A                 N/A
     Hypothetical (5% return before expenses)              N/A                       N/A                 N/A
Class Y
     Actual(e)                                          $1,000                   $960.40               $4.87(d),(g)
     Hypothetical (5% return before expenses)           $1,000                 $1,019.89               $5.02(d),(g)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: (4.17%) for Class A, (4.43%) for Class B, (4.42%) for Class C and (3.96%) for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

(g) AEFC has contractually agreed to waive 0.05% of the management fees for this Fund through July 31, 2005. If the waiver had been in effect for the entire six-month period ended July 31, 2004, the expenses would have been the same as those presented above.

--------------------------------------------------------------------------------
34   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   ---   AXP LARGE CAP EQUITY FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Large Cap
          Value
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                  10

Financial Statements                       14

Notes to Financial Statements              17

Report of Independent Registered
   Public Accounting Firm                  28

Federal Income Tax Information             29

Fund Expenses Example                      31

Board Members and Officers                 33

Proxy Voting                               35

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Bob Ewing, CFA                    6/02                       16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 6/27/02      B: 6/27/02      C: 6/27/02      Y: 6/27/02

Ticker symbols
A: ALVAX        B: ALVBX        C: --           Y: --

Total net assets                                         $109.9 million

Number of holdings                                                  168

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                      LARGE
                         MEDIUM   SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 31.1%
Energy 11.0%
Consumer discretionary 10.6%
Health care 7.5%
Consumer staples 7.2%
Industrials 6.8%
Short-term securities 6.6%
Materials 6.2%
Telecommunications 5.7%
Technology 4.2%
Utilities 3.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

Bank of America (Banks and savings & loans)                        4.2%
Citigroup (Finance companies)                                      4.2
ExxonMobil (Energy)                                                2.8
J.P. Morgan Chase (Broker dealers) 2.1
ChevronTexaco (Energy)                                             2.0
Wells Fargo (Banks and savings & loans)                            2.0
ConocoPhillips (Energy)                                            1.9
Altria Group (Beverages & tobacco)                                 1.8
American Intl Group (Insurance)                                    1.7
U.S. Bancorp (Banks and savings & loans)                           1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Bob Ewing discusses the Fund's positioning and results for the 2004 fiscal year.

Q:  How did AXP Large Cap Value Fund perform for the 2004 fiscal year?

A: AXP Large Cap Value Fund's Class A shares advanced 12.85%, excluding sales charge, for the 12 months ended July 31, 2004. The Fund underperformed its peers, as represented by the Lipper Large-Cap Value Funds Index, which advanced 15.13% for the period. The Fund's benchmark, the Russell 1000(R) Value Index, gained 17.68%.

Q:  What factors had a significant effect  on performance?

A: Although the Fund benefited from the stock market's advance during the period, its more conservative positioning ran counter to several dominant market themes. During the past year, value stocks outpaced growth stocks. However, two market trends were working against the Fund's strategy. First, smaller capitalization stocks generally performed better than the larger stocks that are the focus of this Fund. Second, lower-quality stocks outperformed higher-quality stocks for most of the period.

    In our view, stocks were vulnerable to elevated global risks during the period -- both economic and political. This led us to conclude that a conservative portfolio positioning was prudent. The market, however, seemed to throw caution to the wind. Investors were willing to pay premiums for companies whose earnings are more sensitive to economic activity and thus would benefit more if the economy continued to accelerate. In many cases, stocks that garnered the most favor were those of companies in riskier market sectors, with higher debt levels and less financial strength. In contrast, we kept the Fund's

(bar graph)
                  PERFORMANCE COMPARISON
            For the year ended July 31, 2004
20%                      (bar 2)
                         +17.68%            (bar 3)
15%     (bar 1)                             +15.13%
        +12.85%
10%

 5%

 0%

(bar 1) AXP Large Cap Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Although the Fund benefited from the stock market's advance during the period, its more conservative positioning ran counter to several dominant market themes.(end callout quote)

     average market capitalization larger than its benchmark, focused on higher quality companies and reduced the Fund's risk relative to its benchmark. Given this strategy, the market environment placed the Fund at a near-term disadvantage compared to its benchmark and peers.

AVERAGE ANNUAL TOTAL RETURNS
                          Class A                Class B                     Class C                       Class Y
(Inception dates)        (6/27/02)              (6/27/02)                   (6/27/02)                     (6/27/02)
                     NAV(1)     POP(2)     NAV(1)     After CDSC(3)   NAV(1)      After CDSC(4)      NAV(5)       POP(5)
as of July 31, 2004

1 year              +12.85%     +6.35%    +12.00%         +8.00%     +12.19%         +12.19%        +13.14%      +13.14%
Since inception      +6.93%     +3.94%     +6.14%         +4.34%      +6.16%          +6.16%         +7.17%       +7.17%

as of June 30, 2004
1 year              +17.00%    +10.28%    +15.92%        +11.92%     +15.91%         +15.91%        +17.09%      +17.09%
Since inception      +8.52%     +5.37%     +7.71%         +5.84%      +7.62%          +7.62%         +8.68%       +8.68%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Stock selection among consumer discretionary stocks detracted from the Fund's relative performance in the first half of the period. We had expected many consumer discretionary categories to underperform, but continuing signs of economic improvement sustained the market's enthusiasm for consumer stocks. Consequently, the Fund's conservative positioning in selected retailers and media companies hurt relative performance.

    In terms of individual contributors, Capital One Financial, a credit card company, performed quite well. Capital One has been working to diversify its revenue sources and increase its business with upscale customers. These efforts led to strong 2003 earnings and a reduction in the company's delinquency rate.

Q:  What changes did you make to the portfolio during the period?

A: As always, we made a number of changes to specific portfolio holdings as selected stocks reached their price targets and we replaced them with others that we considered to be more attractively valued. However, we have not meaningfully altered the Fund's thematic orientation, which was implemented a year ago. First, we favored higher-quality, larger-capitalization companies. Second, we sought to reduce the Fund's overall price-to-earnings ratio relative to its benchmark, as a means of reducing the Fund's risk. Third, we continued to look for the most attractively valued stocks, but not necessarily in traditional value sectors. We looked for pockets of opportunity in areas -- like energy stocks -- that had been largely left behind in the recent rally. Finally, we positioned the Fund to perform well in a flat market environment. To that end, the portfolio's beta, a measure of its aggressiveness, was slightly lower than the index at the end of the period.

    We believe that lowering the portfolio's risk level is best accomplished by owning cheap stocks and we are open to finding these stocks in any sector. Currently, we are not finding the most attractively priced stocks in traditional value sectors such as industrials and cyclicals. Instead, two areas where we have been finding more attractively valued stocks are health care and consumer products, which are typically more growth-oriented sectors. Health care stocks, particularly pharmaceutical firms and hospitals, were exceptionally inexpensive and an excellent place to find valuation opportunities.

    In the consumer products area, we purchased shares of Colgate Palmolive during the first calendar quarter of 2004. It is unusual for such a company to meet

--------------------------------------------------------------------------------
6   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    our valuation standards, but Colgate's stock price declined due to some international pressure, making the valuation attractive to us.

    To summarize our sector positioning at fiscal year-end, the Fund had higher-than-index positions in the health care, consumer staples and materials sectors. The three sectors that had the lowest weightings compared to the index were industrials, utilities and technology.

Q:  How do you plan to manage the Fund in the coming months?

A: We are cautious in our outlook for the stock market because the U.S. is now almost three years into the economic recovery. It seems clear that the Federal Reserve's monetary policy will be more restrictive going forward and we believe the corporate earnings growth rate probably peaked in the first or second quarter of 2004. Although we do expect the economy to continue to improve somewhat, we believe it is likely to fall short of expectations, which could negatively affect the stock market. We expect to maintain a relatively conservative portfolio positioning, with continued emphasis on the themes mentioned earlier.

    As in all market environments, we will maintain our focus on relative value, with our team of analysts building the portfolio on a stock-by-stock basis. We will continue to seek companies that have potential for earnings growth and also offer attractive value relative to the overall market, to their peers and to their own histories.

--------------------------------------------------------------------------------
7   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Large Cap Value Fund Class A shares (from 7/1/02 to 7/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                              Class A
                                   Short-term         Long-term
Fiscal year ended       Income    capital gains     capital gains       Total
July 31, 2004            $0.03        $0.23             $0.01           $0.27
July 31, 2003             0.01           --                --            0.01
July 31, 2002(1)            --           --                --            0.00

(1) For the period from June 27, 2002 (when shares became publicily available) to July 31, 2002.

--------------------------------------------------------------------------------
8   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

(line chart)

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP LARGE CAP VALUE FUND

AXP Large Cap Value Fund Class A
  (includes sales charge)               $ 9,425     $8,695    $ 9,610    $10,845
Russell 1000(R) Value Index(1)          $10,000     $9,070    $10,045    $11,821
Lipper Large-Cap Value Funds Index(2)   $10,000     $9,136    $ 9,923    $11,424
                                         7/1/02      7/02       7/03       7/04

COMPARATIVE RESULTS

Results as of July 31, 2004                                            Since
                                                           1 year   inception(3)

AXP Large Cap Value Fund (includes sales charge)
Class A  Cumulative value of $10,000                       $10,635   $10,845
         Average annual total return                        +6.35%    +3.94%

Russell 1000(R) Value Index(1)
         Cumulative value of $10,000                       $11,768   $11,821
         Average annual total return                       +17.68%    +8.36%

Lipper Large-Cap Value Funds Index(2)
         Cumulative value of $10,000                       $11,513   $11,424
         Average annual total return                       +15.13%    +6.60%

Results for other share classes can be found on page 5.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from June 27, 2002. Index data is from July 1, 2002.

--------------------------------------------------------------------------------
9   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Large Cap Value Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.1%)
Issuer                                              Shares          Value(a)

Aerospace & defense (3.6%)
Boeing                                              15,911         $807,483
Empresa Brasileira  de Aeronautica ADR              20,890(c)       597,454
General Dynamics                                     4,220          417,020
Lockheed Martin                                     10,705          567,258
Northrop Grumman                                    17,132          901,144
United Technologies                                  7,312          683,672
Total                                                             3,974,031

Automotive & related (0.4%)
General Motors                                      10,658          459,786

Banks and savings & loans (11.3%)
Bank of America                                     55,710        4,735,906
Bank of New York                                    23,061          662,543
Commerce Bancorp                                     6,600          332,244
Investors Financial Services                         4,500          205,560
PNC Financial Services Group                         9,540          482,724
U.S. Bancorp                                        65,450        1,852,235
Wachovia                                            19,038          843,574
Washington Mutual                                   26,601        1,032,119
Wells Fargo                                         38,786        2,226,703
Total                                                            12,373,608

Beverages & tobacco (3.5%)
Altria Group                                        41,337        1,967,642
Coca-Cola                                           18,790          824,129
Coca-Cola Enterprises                               13,200          269,280
PepsiCo                                             15,715          785,750
Total                                                             3,846,801

Broker dealers (4.8%)
Franklin Resources                                   2,250          108,563
J.P. Morgan Chase                                   63,224        2,360,152
Merrill Lynch & Co                                  26,197        1,302,515
Morgan Stanley                                      29,756        1,467,863
Total                                                             5,239,093

Building materials & construction (1.5%)
American Standard                                   16,654(b)       631,019
Masco                                               14,548          439,932
Temple-Inland                                        8,099          552,757
Total                                                             1,623,708

Cable (1.7%)
Comcast Cl A                                        15,914(b)       436,044
Comcast Special Cl A                                16,275(b)       436,170
EchoStar Communications Cl A                        13,231(b)       366,763
NTL                                                 11,242(b)       585,933
Total                                                             1,824,910

Cellular telecommunications (0.9%)
Nextel Communications Cl A                          12,200(b)       277,672
Vodafone Group ADR                                  33,838(c)       735,300
Total                                                             1,012,972

Chemicals (2.4%)
Dow Chemical                                        32,884        1,311,743
Eastman Chemical                                     6,513          291,001
Hercules                                            10,200(b)       120,462
Lyondell Chemical                                   35,952          653,607
RPM Intl                                            18,000          270,900
Total                                                             2,647,713

Computer hardware (1.7%)
Cisco Systems                                       20,755(b)       432,949
Dell                                                 9,650(b)       342,286
EMC                                                 20,800(b)       228,176
Hewlett-Packard                                     43,583          878,197
Total                                                             1,881,608

Computer software & services (1.8%)
Affiliated Computer Services Cl A                    7,588(b)       393,817
Cadence Design Systems                              24,800(b)       334,056
Intl Business Machines                               5,200          452,764
Microsoft                                           10,858          309,019
State Street                                        11,000          470,910
Total                                                             1,960,566

Electronics (0.8%)
Cypress Semiconductor                               21,000(b)       238,140
Intel                                               16,150          393,737
Texas Instruments                                    9,441          201,377
Total                                                               833,254

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Energy (9.5%)
Anadarko Petroleum                                  13,800         $825,102
BP ADR                                              17,800(c)     1,003,208
ChevronTexaco                                       23,537        2,251,314
ConocoPhillips                                      26,440        2,082,679
Devon Energy                                         5,562          386,503
ExxonMobil                                          67,896        3,143,584
Newfield Exploration                                 8,720(b)       515,090
Royal Dutch Petroleum ADR                            4,519(c)       227,306
Total                                                            10,434,786

Energy equipment & services (1.7%)
Cooper Cameron                                      10,800(b)       551,772
Schlumberger                                         5,895          379,166
Transocean                                          11,301(b)       320,948
Weatherford Intl                                    14,046(b)       657,073
Total                                                             1,908,959

Environmental services (0.1%)
Allied Waste Inds                                    9,675(b)        89,397

Finance companies (4.3%)
Citigroup                                          106,491        4,695,188

Financial services (4.5%)
Capital One Financial                                9,800          679,336
Countrywide Financial                               14,280        1,029,588
Fannie Mae                                          17,349        1,231,085
Freddie Mac                                         23,267        1,496,301
MBNA                                                20,935          516,885
Total                                                             4,953,195

Food (1.5%)
General Mills                                       11,200          502,880
Hain Celestial Group                                 9,600(b)       158,688
Heinz (HJ)                                          19,000          700,910
Sara Lee                                            12,141          266,616
Total                                                             1,629,094

Furniture & appliances (0.1%)
Leggett & Platt                                      4,288          115,990

Health care products (5.4%)
Amgen                                                1,982(b)       112,736
Baxter Intl                                          9,530          286,567
Biogen Idec                                          5,278(b)       316,680
Boston Scientific                                    7,900(b)       302,254
Bristol-Myers Squibb                                12,106          277,227
Gilead Sciences                                      4,246(b)       274,461
GlaxoSmithKline ADR                                  5,744(c)       235,217
Guidant                                              1,850          102,342
Johnson & Johnson                                   11,834          654,065
Medco Health Solutions                              10,972(b)       332,452
Merck & Co                                          28,374        1,286,761
Novartis ADR                                         7,642(c)       341,292
Pfizer                                              25,403          811,880
Schering-Plough                                     19,723          383,810
Wyeth                                                5,958          210,913
Total                                                             5,928,657

Health care services (2.2%)
Aetna                                               10,160          871,728
AmerisourceBergen                                    4,364          235,918
HCA                                                 12,408          479,569
Hospira                                              8,500(b)       220,235
Lincare Holdings                                     7,763(b)       247,950
Select Medical                                       7,575           97,263
Tenet Healthcare                                    28,300(b)       316,394
Total                                                             2,469,057

Household products (2.1%)
Clorox                                               5,650          281,201
Colgate-Palmolive                                   16,950          901,740
Procter & Gamble                                    22,408        1,168,577
Total                                                             2,351,518

Insurance (6.2%)
ACE                                                 15,362(c)       623,544
Allstate                                            25,391        1,195,408
American Intl Group                                 27,710        1,957,711
Assurant                                             4,200          102,480
Chubb                                                9,900          680,922
CIGNA                                                5,679          352,155
Endurance Specialty Holdings                        16,800(c)       555,240
First American                                       8,828          237,120
Hartford Financial Services Group                    3,748          243,995
Montpelier Re Holdings                               4,998(c)       176,829
St. Paul Travelers Companies                         8,290          307,310
Willis Group Holdings                                9,523(c)       331,400
Total                                                             6,764,114

Leisure time & entertainment (1.5%)
Mattel                                              30,696          537,794
Viacom Cl B                                         32,904        1,105,245
Total                                                             1,643,039

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                              Shares          Value(a)

Machinery (1.2%)
AGCO                                                22,450(b)      $469,654
Caterpillar                                          4,530          332,910
Illinois Tool Works                                  2,150          194,618
Ingersoll-Rand Cl A                                  4,993(c)       342,969
Total                                                             1,340,151

Media (4.8%)
Cendant                                             34,500          789,360
Disney (Walt)                                       72,320        1,669,868
IAC/InterActiveCorp                                  8,482(b)       231,559
Liberty Media Cl A                                 102,548(b)       869,607
Liberty Media Intl Cl A                              5,112(b)       159,392
Reader's Digest Assn                                13,950          199,206
Scripps (EW) Cl A                                    2,900          297,018
Time Warner                                         31,800(b)       529,470
Tribune                                             12,299          522,093
Total                                                             5,267,573

Metals (0.6%)
Alcan                                                6,677(c)       264,543
Alcoa                                               12,068          386,538
Total                                                               651,081

Multi-industry (2.0%)
General Electric                                    22,373          743,902
ITT Inds                                             3,687          294,776
Tyco Intl                                           38,116(c)     1,181,596
Total                                                             2,220,274

Paper & packaging (1.9%)
Avery Dennison                                       8,000          484,560
Bowater                                             10,693          398,849
Intl Paper                                          15,964          690,124
Weyerhaeuser                                         8,193          507,966
Total                                                             2,081,499

Real estate investment trust (0.7%)
Apartment Investment &
  Management Cl A                                    6,596          210,874
Equity Office Properties Trust                      21,191          549,907
Total                                                               760,781

Restaurants (0.3%)
Domino's Pizza                                       8,000(b)       111,200
McDonald's                                           8,999          247,473
Total                                                               358,673

Retail -- general (2.0%)
BJ's Wholesale Club                                 10,985(b)       256,060
Costco Wholesale                                    11,500          467,590
Dollar Tree Stores                                   4,000(b)       107,640
Home Depot                                          13,393          451,612
Sonic Automotive                                    15,062          336,636
Target                                              12,176          530,874
Total                                                             2,150,412

Retail -- grocery (0.2%)
Kroger                                              12,800(b)       202,240

Telecom equipment & services (0.6%)
Lucent Technologies                                 32,500(b)        99,125
Motorola                                            28,334          451,361
Nokia ADR                                            9,000(c)       104,580
Total                                                               655,066

Utilities -- electric (2.9%)
Dominion Resources                                  15,225          966,179
Entergy                                              3,100          178,250
Exelon                                              35,700        1,245,929
FirstEnergy                                          7,390          288,949
FPL Group                                            2,650          178,425
PPL                                                  4,000          185,400
Xcel Energy                                         10,200          174,420
Total                                                             3,217,552

Utilities -- natural gas (0.3%)
ONEOK                                               13,700          287,700

Utilities -- telephone (4.2%)
BellSouth                                           25,800          698,922
Citizens Communications                              8,000(b)       115,200
KT ADR                                              26,796(c)       476,701
SBC Communications                                  61,973        1,570,395
Sprint (FON Group)                                  25,100          468,868
Verizon Communications                              34,681        1,336,606
Total                                                             4,666,692

Total common stocks
(Cost: $100,176,488)                                           $104,520,738

Other (--%)
Issuer                                              Shares          Value(a)

Liberty Media Intl Cl A
  Rights                                             1,153(b)        $6,930

Total other
(Cost: $1,051)                                                       $6,930

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Short-term securities (6.7%)
Issuer                    Effective                 Amount          Value(a)
                            yield                 payable at
                                                   maturity

U.S. government agencies (5.2%)
Federal Home Loan Bank Disc Nt
   08-11-04                 1.22%               $2,500,000       $2,498,983
Federal Home Loan Mtge Corp Disc Nts
   08-23-04                 1.26                 1,700,000        1,698,574
   09-07-04                 1.30                 1,500,000        1,497,890
Total                                                             5,695,447

Commercial paper (1.5%)
Barton Capital
   08-02-04                 1.33                 1,700,000        1,699,812

Total short-term securities
(Cost: $7,395,672)                                               $7,395,259

Total investments in securities
(Cost: $107,573,211)(d)                                        $111,922,927

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 6.6% of net assets.

(d) At July 31, 2004, the cost of securities for federal income tax purposes was $108,081,916 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 5,852,772
     Unrealized depreciation                                     (2,011,761)
                                                                 ----------
     Net unrealized appreciation                                $ 3,841,011
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Value Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $107,573,211)                                                                      $111,922,927
Cash in bank on demand deposit                                                                               83,708
Capital shares receivable                                                                                    61,515
Dividends and accrued interest receivable                                                                   178,566
Receivable for investment securities sold                                                                   630,976
                                                                                                            -------
Total assets                                                                                            112,877,692
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       12,027
Payable for investment securities purchased                                                               2,918,449
Accrued investment management services fee                                                                    1,796
Accrued distribution fee                                                                                      1,179
Accrued transfer agency fee                                                                                     472
Accrued administrative services fee                                                                             150
Other accrued expenses                                                                                       93,267
                                                                                                             ------
Total liabilities                                                                                         3,027,340
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $109,850,352
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    206,058
Additional paid-in capital                                                                              102,108,716
Undistributed net investment income                                                                         336,307
Accumulated net realized gain (loss)                                                                      2,849,555
Unrealized appreciation (depreciation) on investments                                                     4,349,716
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $109,850,352
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 66,930,223
                                                            Class B                                    $ 25,089,800
                                                            Class C                                    $  1,396,231
                                                            Class I                                    $ 16,374,402
                                                            Class Y                                    $     59,696
Net asset value per share of outstanding capital stock:     Class A shares         12,533,070          $       5.34
                                                            Class B shares          4,742,971          $       5.29
                                                            Class C shares            264,069          $       5.29
                                                            Class I shares          3,054,544          $       5.36
                                                            Class Y shares             11,139          $       5.36
                                                                                       ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Large Cap Value Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                       $1,632,142
Interest                                                                            47,103
   Less foreign taxes withheld                                                      (9,088)
                                                                                    ------
Total income                                                                     1,670,157
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                 446,686
Distribution fee
   Class A                                                                         126,365
   Class B                                                                         216,940
   Class C                                                                          11,354
Transfer agency fee                                                                124,186
Incremental transfer agency fee
   Class A                                                                           8,939
   Class B                                                                           7,330
   Class C                                                                             451
Service fee -- Class Y                                                                  43
Administrative services fees and expenses                                           41,856
Compensation of board members                                                        5,230
Custodian fees                                                                     202,375
Printing and postage                                                                46,465
Registration fees                                                                   79,284
Audit fees                                                                          18,500
Other                                                                                3,683
                                                                                     -----
Total expenses                                                                   1,339,687
   Expenses waived/reimbursed by AEFC (Note 2)                                    (224,746)
                                                                                  --------
                                                                                 1,114,941
   Earnings credits on cash balances (Note 2)                                       (1,777)
                                                                                    ------
Total net expenses                                                               1,113,164
                                                                                 ---------
Investment income (loss) -- net                                                    556,993
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                       5,214,984
Net change in unrealized appreciation (depreciation) on investments              1,187,608
                                                                                 ---------
Net gain (loss) on investments                                                   6,402,592
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                 $6,959,585
                                                                                ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Value Fund

Year ended July 31,                                                                       2004             2003
Operations and distributions
Investment income (loss) -- net                                                      $    556,993       $   177,570
Net realized gain (loss) on investments                                                 5,214,984           673,743
Net change in unrealized appreciation (depreciation) on investments                     1,187,608         3,294,759
                                                                                        ---------         ---------
Net increase (decrease) in net assets resulting from operations                         6,959,585         4,146,072
                                                                                        ---------         ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (292,557)          (40,203)
     Class B                                                                              (34,475)           (7,259)
     Class C                                                                               (1,580)             (539)
     Class Y                                                                                 (292)              (39)
   Net realized gain
     Class A                                                                           (2,044,844)               --
     Class B                                                                             (923,944)               --
     Class C                                                                              (49,121)               --
     Class Y                                                                               (1,778)               --
                                                                                       ----------           -------
Total distributions                                                                    (3,348,591)          (48,040)
                                                                                       ----------           -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             40,922,272        26,344,197
   Class B shares                                                                      15,773,087        12,297,591
   Class C shares                                                                         859,541           637,405
   Class I shares                                                                      16,471,765                --
   Class Y shares                                                                          46,998            11,000
Reinvestment of distributions at net asset value
   Class A shares                                                                       2,313,251            34,417
   Class B shares                                                                         949,778             7,127
   Class C shares                                                                          49,389               514
   Class Y shares                                                                           1,511                 9
Payments for redemptions
   Class A shares                                                                      (9,764,607)       (2,271,256)
   Class B shares (Note 2)                                                             (6,087,609)       (1,533,475)
   Class C shares (Note 2)                                                               (329,387)          (11,095)
   Class I shares                                                                          (5,871)               --
   Class Y shares                                                                         (17,446)               --
                                                                                       ----------           -------
Increase (decrease) in net assets from capital share transactions                      61,182,672        35,516,434
                                                                                       ----------        ----------
Total increase (decrease) in net assets                                                64,793,666        39,614,466
Net assets at beginning of year                                                        45,056,686         5,442,220
                                                                                       ----------         ---------
Net assets at end of year                                                            $109,850,352       $45,056,686
                                                                                     ============       ===========
Undistributed net investment income                                                  $    336,307       $   133,587
                                                                                     ------------       -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion. The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 14.91% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected

--------------------------------------------------------------------------------
17   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT
foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $25,369 and accumulated net realized gain has been increased by $25,369.

--------------------------------------------------------------------------------
19   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                              2004             2003
Class A
Distributions paid from:
      Ordinary income                        $2,282,707         $40,203
      Long-term capital gain                     54,694              --
Class B
Distributions paid from:
      Ordinary income                           933,705           7,259
      Long-term capital gain                     24,714              --
Class C
Distributions paid from:
      Ordinary income                            49,387             539
      Long-term capital gain                      1,314              --
Class I*
Distributions paid from:
      Ordinary income                                --             N/A
      Long-term capital gain                         --             N/A
Class Y
Distributions paid from:
      Ordinary income                             2,024              39
      Long-term capital gain                         46              --

* Inception date was March 4, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $1,788,714
Accumulated long-term gain (loss)                            $1,905,853
Unrealized appreciation (depreciation)                       $3,841,011

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $10,737 for the year ended July 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
21   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $438,979 for Class A, $15,276 for Class B and $716 for Class C for the year ended July 31, 2004.

For the year ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.24% for Class A, 2.00% for Class B, 2.00% for Class C, 0.93% for Class I, and 1.06% for Class Y. Under this agreement, which was effective until July 31, 2004, net expenses would not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 0.93% for Class I and 1.07% for Class Y of the Fund's average daily net assets. Beginning Aug. 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C, 1.03% for Class I, and 1.17% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,777 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $98,389,437 and $42,792,159, respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $595 for the year ended July 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended July 31, 2004
                                              Class A      Class B    Class C     Class I*      Class Y
Sold                                        7,723,484    3,005,409    163,615    3,055,637        8,912
Issued for reinvested distributions           443,151      182,649      9,516           --          289
Redeemed                                   (1,837,759)  (1,153,773)   (61,678)      (1,093)      (3,191)
                                           ----------   ----------    -------    ---------       ------
Net increase (decrease)                     6,328,876    2,034,285    111,453    3,054,544        6,010
                                           ----------   ----------    -------    ---------       ------

* Inception date was March 4, 2004.
                                                              Year ended July 31, 2003
                                              Class A      Class B    Class C      Class I      Class Y
Sold                                        5,828,574    2,731,482    142,666          N/A        2,495
Issued for reinvested distributions             7,804        1,620        117          N/A            2
Redeemed                                     (509,520)    (335,784)    (2,292)         N/A           --
                                           ----------   ----------    -------    ---------       ------
Net increase (decrease)                     5,326,858    2,397,318    140,491          N/A        2,497
                                           ----------   ----------    -------    ---------       ------

--------------------------------------------------------------------------------
22   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.98            $4.52             $4.90
Income from investment operations:
Net investment income (loss)                                                    .04              .03                --
Net gains (losses) (both realized and unrealized)                               .59              .44              (.38)
Total from investment operations                                                .63              .47              (.38)
Less distributions:
Dividends from net investment income                                           (.03)            (.01)               --
Distributions from realized gains                                              (.24)              --                --
Total distributions                                                            (.27)            (.01)               --
Net asset value, end of period                                                $5.34            $4.98             $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                         $67              $31                $4
Ratio of expenses to average daily net assets(c),(e)                          1.24%            1.25%             1.19%(d)
Ratio of net investment income (loss) to average daily net assets              .95%            1.01%              .23%(d)
Portfolio turnover rate (excluding short-term securities)                       59%              77%                9%
Total return(f)                                                              12.85%           10.52%            (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.54%, 2.64% and 20.50% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.95            $4.52             $4.90
Income from investment operations:
Net investment income (loss)                                                     --              .01                --
Net gains (losses) (both realized and unrealized)                               .59              .43              (.38)
Total from investment operations                                                .59              .44              (.38)
Less distributions:
Dividends from net investment income                                           (.01)            (.01)               --
Distributions from realized gains                                              (.24)              --                --
Total distributions                                                            (.25)            (.01)               --
Net asset value, end of period                                                $5.29            $4.95             $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                         $25              $13                $1
Ratio of expenses to average daily net assets(c),(e)                          2.00%            2.00%             1.95%(d)
Ratio of net investment income (loss) to average daily net assets              .16%             .25%             (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                       59%              77%                9%
Total return(f)                                                              12.00%            9.66%            (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.94            $4.52             $4.90
Income from investment operations:
Net investment income (loss)                                                     --              .01                --
Net gains (losses) (both realized and unrealized)                               .60              .42              (.38)
Total from investment operations                                                .60              .43              (.38)
Less distributions:
Dividends from net investment income                                           (.01)            (.01)               --
Distributions from realized gains                                              (.24)              --                --
Total distributions                                                            (.25)            (.01)               --
Net asset value, end of period                                                $5.29            $4.94             $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1               $1               $--
Ratio of expenses to average daily net assets(c),(e)                          2.00%            2.00%             1.95%(d)
Ratio of net investment income (loss) to average daily net assets              .19%             .26%             (.45%)(d)
Portfolio turnover rate (excluding short-term securities)                       59%              77%                9%
Total return(f)                                                              12.19%            9.50%            (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(b)
Net asset value, beginning of period                                   $5.57
Income from investment operations:
Net investment income (loss)                                             .03
Net gains (losses) (both realized and unrealized)                       (.24)
Total from investment operations                                        (.21)
Net asset value, end of period                                         $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                                  $16
Ratio of expenses to average daily net assets(c),(e)                    .93%(d)
Ratio of net investment income (loss) to average daily net assets      1.33%(d)
Portfolio turnover rate (excluding short-term securities)                59%
Total return(f)                                                       (3.77%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class I would have been 1.02% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004             2003              2002(b)
Net asset value, beginning of period                                          $4.99            $4.52             $4.90
Income from investment operations:
Net investment income (loss)                                                    .04              .03                --
Net gains (losses) (both realized and unrealized)                               .61              .45              (.38)
Total from investment operations                                                .65              .48              (.38)
Less distributions:
Dividends from net investment income                                           (.04)            (.01)               --
Distributions from realized gains                                              (.24)              --                --
Total distributions                                                            (.28)            (.01)               --
Net asset value, end of period                                                $5.36            $4.99             $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--               $--
Ratio of expenses to average daily net assets(c),(e)                          1.06%             .95%             1.01%(d)
Ratio of net investment income (loss) to average daily net assets             1.12%            1.30%              .31%(d)
Portfolio turnover rate (excluding short-term securities)                       59%              77%                9%
Total return(f)                                                              13.14%           10.76%            (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.36%, 2.46% and 20.32% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Value Fund (a series of AXP Growth Series, Inc.) as of July 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2004, and the financial highlights for each of the years in the two-year period ended July 31, 2004, and for the period from June 27, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Large Cap Value Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
28   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Large Cap Value Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            39.18%
     Dividends Received Deduction for corporations                        38.87%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.26701

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00641
Total distributions                                                     $0.27342

Class B

Income distribution -- taxable as dividend income:
     Qualified Dividend Income for individuals                            39.18%
     Dividends Received Deduction for corporations                        38.87%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.24312

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00641
Total distributions                                                     $0.24953

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            39.18%
     Dividends Received Deduction for corporations                        38.87%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.24095

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00641
Total distributions                                                     $0.24736

--------------------------------------------------------------------------------
29   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            39.18%
     Dividends Received Deduction for corporations                        38.87%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.27255

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00641
Total distributions                                                     $0.27896

--------------------------------------------------------------------------------
30   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

                                                        Beginning                Ending               Expenses paid
                                                      account value           account value         during the period
                                                      Feb. 1, 2004            July 31, 2004    Feb. 1, 2004-July 31, 2004
Class A
     Actual(e)                                          $1,000                  $985.20                 $6.12(a)
     Hypothetical (5% return before expenses)           $1,000                $1,018.70                 $6.22(a)
Class B
     Actual(e)                                          $1,000                  $981.40                 $9.85(b)
     Hypothetical (5% return before expenses)           $1,000                $1,014.92                 $10.02(b)
Class C
     Actual(e)                                          $1,000                  $981.40                 $9.85(c)
     Hypothetical (5% return before expenses)           $1,000                $1,014.92                 $10.02(c)
Class I(f)
     Actual                                                N/A                      N/A                    N/A
     Hypothetical (5% return before expenses)              N/A                      N/A                    N/A
Class Y
     Actual(e)                                          $1,000                  $985.30                 $5.23(d)
     Hypothetical (5% return before expenses)           $1,000                $1,019.59                 $5.32(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: (1.48%) for Class A, (1.86%) for Class B, (1.86%) for Class C and (1.47%) for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was March 4, 2004.

--------------------------------------------------------------------------------
32   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP LARGE CAP VALUE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Quantitative
    Large Cap Equity
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2004

AXP Quantitative Large Cap Equity Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                  10

Financial Statements                       14

Notes to Financial Statements              17

Report of Independent Registered
   Public Accounting Firm                  28

Federal Income Tax Information             29

Fund Expenses Example                      31

Board Members and Officers                 33

Proxy Voting                               35

--------------------------------------------------------------------------------
2   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Dimitris J. Bertsimas             4/03                       11
Gina K. Mourtzinou                4/03                        7

FUND OBJECTIVE

This Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols
A: --           B: --           C: --           Y: --

Total net assets                                          $25.4 million

Number of holdings                                                  151

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X              LARGE
                         MEDIUM   SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Consumer discretionary 13.9%
Financials 13.0%
Telecommunications 11.9%
Health care 10.3%
Consumer staples 10.2%
Technology 10.1%
Short-term securities 9.4%
Industrials 8.6%
Energy 7.0%
Utilities 3.3%
Materials 2.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group (Beverages & tobacco)                                  5.6%
Tyco Intl (Multi-industry)                                          3.7
Intel (Electronics)                                                 3.5
Johnson & Johnson (Health care products)                            3.3
Fannie Mae (Financial services)                                     2.6
QUALCOMM (Telecom equipment & services)                             2.6
Motorola (Telecom equipment & services)                             2.3
Bank of America (Banks and savings & loans)                         2.1
Home Depot  (Retail -- general)                                     2.0
SBC Communications (Utilities -- telephone)                         1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss the Fund's positioning and results for the 2004 fiscal year.

Q: How did AXP Quantitative Large Cap Equity Fund perform for the 12 months ended July 31, 2004?

A: AXP Quantitative Large Cap Equity Fund's Class A shares gained 11.99%, excluding sales charge, for the 12 months ended July 31, 2004. The Fund outperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 10.01%, but underperformed its benchmark, the S&P 500 Index, which gained 13.17% for the same period.

Q:  What factors most significantly affected performance?

A: Stocks selected using the Fund's three quantitative models (value, momentum, and quality) drove strong performance relative to its peers in the 12-month period. We do not make sector or industry bets based on our outlook for the economy or the equity markets. At the beginning of the period, the Fund invested 60% of its holdings in the momentum model, 20% in the value model, and 20% in the quality model. To take advantage of strong performance by the value model, the Fund shifted to an investment allocation of 50% in the momentum model, 30% in the value model, and 20% in the quality model during the fourth calendar quarter of 2003. The Fund maintained that allocation through the end of the fiscal year. For the 12-month period, the value and quality sub-portfolios outperformed the S&P 500 Index, and the momentum sub-portfolio underperformed. Momentum model weakness resulted in the Fund's underpeformance of its benchmark for the period.

(bar graph)
                  PERFORMANCE COMPARISON
            For the year ended July 31, 2004
15%                     (bar 2)
                        +13.17%
12%      (bar 1)                        (bar 3)
         +11.99%                        +10.01%
 9%

 6%

 3%

 0%

(bar 1) AXP Quantitative Large Cap Equity Fund Class A (excluding sales charge) (bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Stocks selected using the Fund's three quantitative models (value, momentum, and quality) drove strong performance relative to its peers in the 12-month period.(end callout quote)

    Our use of risk modeling, through limits on individual holding size and on sector and industry allocations relative to the applicable benchmark, also proved an important strategy. We tightened the Fund's risk controls overall and improved the quality of the portfolio as another measure of risk management. For example,

AVERAGE ANNUAL TOTAL RETURNS
                                Class A              Class B                      Class C                    Class Y
(Inception dates)              (4/24/03)            (4/24/03)                    (4/24/03)                  (4/24/03)
                          NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)      After CDSC(4)    NAV(5)      POP(5)
as of July 31, 2004
1 year                    +11.99%     +5.55%    +10.95%       +6.95%       +10.96%        +10.96%       +11.87%     +11.87%
Since inception           +16.85%    +11.52%    +15.83%      +12.79%       +15.84%        +15.84%       +16.92%     +16.92%

as of June 30, 2004
1 year                    +17.01%    +10.29%    +15.97%      +11.97%       +16.18%        +16.18%       +17.10%     +17.10%
Since inception           +23.01%    +17.01%    +21.90%      +18.63%       +22.08%        +22.08%       +23.09%     +23.09%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

    during the second calendar quarter of 2004, we added limitations on the percentage of assets allocated to small-cap stocks based on our view that large-cap stocks, as represented by stable companies with high revenues, low volatility of earnings, and low debt, would bring more quality to the portfolio. These enhanced risk controls were a key factor supporting the Fund's outperformance of its peers.

Q: Which equity sectors and securities affected the Fund's performance most during the fiscal year?

A: From a sector perspective, the utilities, consumer discretionary, and telecommunications services sectors made positive contributions to the Fund's performance for the fiscal year. On the other hand, positions in the health care, information technology, and consumer staples sectors detracted from the Fund's relative performance.

    At the end of the fiscal year, the Fund had top ten positions in Altria Group and Tyco International, each selected by all three of our proprietary quantitative models, and in Intel, selected by the momentum model. Multi-industry conglomerate Tyco and beverages & tobacco giant Altria made positive contributions to the Fund's performance during the annual period. Electronics bellwether Intel detracted from performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Throughout the fiscal year, the Fund's assets grew substantially. During the first half of the annual period, the influx of cash caused us to rebalance the portfolio more than once a month. We were able to stick to our core plan of rebalancing the portfolio once a month during the second half of the fiscal year.

--------------------------------------------------------------------------------
6   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Early in the annual period, as mentioned, we made a gradual move to increase the weighting of the value model. During the second half of the fiscal year, we reduced the number of stocks in the portfolio from approximately 200 on Jan. 31, 2004 to 150 at July 31, 2004 in an effort to reduce transaction costs. Other than these moves, we have not made any significant changes to the Fund.

    In relation to the benchmark, the Fund held higher-than-index positions in consumer discretionary, health care, information technology, telecommunications services, and utilities at the end of the fiscal year. The Fund held lower-than-index positions in energy, materials, industrials, consumer staples, and financials.

Q:  How do you intend to manage the Fund in the coming months?

A: We expect significant volatility in the equity markets ahead. Thus, we intend to continue increasing the quality of the Fund's portfolio over the next months, while still maintaining our style diversification. The Fund's goal is to outpace the performance of the S&P 500 Index over time with less risk and with lower-than-average portfolio turnover. Our focus going forward is to keep using our three well-tested models to find the best-performing stocks regardless of market conditions. Also, we will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio. Finally, we intend to continue to employ our risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs, and more.

--------------------------------------------------------------------------------
7   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Quantitative Large Cap Equity Fund Class A shares (from 5/1/03 to 7/31/04) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   Class A
                                       Short-term         Long-term
Fiscal year ended            Income   capital gains     capital gains   Total
July 31, 2004                 $0.02       $0.11             $0.01       $0.14
July 31, 2003(1)                 --          --                --          --

(1) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

--------------------------------------------------------------------------------
8   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

[line graph]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP QUANTITATIVE LARGE CAP EQUITY FUND

AXP Quantitative Large
  Cap Equity Fund Class A
  (includes sales charge)          $ 9,425       $10,254       $10,933      $11,889       $11,580       $11,484

S&P 500 Index(1)                   $10,000       $10,849       $11,562      $12,501       $12,287       $12,277

Lipper Large-Cap Core
  Funds Index(2)                   $10,000       $10,755       $11,351      $12,166       $11,929       $11,831

                                    5/1/03         7/03         10/03         1/04          4/04          7/04

COMPARATIVE RESULTS

Results as of July 31, 2004                                                         Since
                                                                       1 year    inception(3)
AXP Quantitative Large Cap Equity Fund (includes sales charge)
Class A  Cumulative value of $10,000                                   $10,555     $11,484
         Average annual total return                                    +5.55%     +11.52%

S&P 500 Index(1)
         Cumulative value of $10,000                                   $11,317     $12,277
         Average annual total return                                   +13.17%     +17.84%

Lipper Large-Cap Core Funds Index(2)
         Cumulative value of $10,000                                   $11,001     $11,831
         Average annual total return                                   +10.01%     +14.40%

Results for other share classes can be found on page 5.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3)  Fund data is from April 24, 2003. Index data is from May 1, 2003.

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9   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Quantitative Large Cap Equity Fund

July 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                             Shares           Value(a)

Aerospace & defense (1.8%)
Boeing                                               1,999         $101,449
General Dynamics                                     1,018          100,599
Goodrich                                             1,437           46,458
Honeywell Intl                                       3,559          133,854
United Technologies                                    856           80,036
Total                                                               462,396

Automotive & related (2.4%)
Delphi                                               5,201           49,462
Ford Motor                                           5,214           76,749
General Motors                                       7,784          335,801
Johnson Controls                                     1,248           70,450
Navistar Intl                                          547(b)        19,665
PACCAR                                                 860           51,566
Total                                                               603,693

Banks and savings & loans (5.1%)
Bank of America                                      6,924          588,609
Bank of New York                                     3,952          113,541
Comerica                                             1,646           96,242
First Horizon National                                 649           28,134
Natl City                                            4,664          170,236
Washington Mutual                                    8,000          310,400
Total                                                             1,307,162

Beverages & tobacco (8.5%)
Altria Group                                        32,582        1,550,903
Coca-Cola                                            7,782          341,319
Coca-Cola Enterprises                                4,003           81,661
Pepsi Bottling Group                                 2,231           62,133
Reynolds American                                    1,689          121,524
Total                                                             2,157,540

Broker dealers (1.3%)
Bear Stearns Companies                                 560           46,715
J.P. Morgan Chase                                    4,957          185,045
Schwab (Charles)                                    11,308           99,284
Total                                                               331,044

Building materials & construction (0.3%)
American Standard                                    1,861(b)        70,513

Cellular telecommunications (1.6%)
AT&T Wireless Services                              10,184(b)       147,057
Nextel Communications Cl A                          11,657(b)       265,313
Total                                                               412,370

Computer hardware (1.2%)
Cisco Systems                                       12,744(b)       265,839
Lexmark Intl Cl A                                      525(b)        46,463
Total                                                               312,302

Computer software & services (4.6%)
Autodesk                                             1,252           50,330
Automatic Data Processing                            3,035          127,409
Computer Associates Intl                             3,431           86,598
Electronic Arts                                      2,105(b)       105,524
Electronic Data Systems                              5,613          103,728
First Data                                           1,603           71,510
NCR                                                  1,614(b)        74,938
Novell                                               2,825(b)        19,323
Oracle                                              35,719(b)       375,408
Symantec                                             2,686(b)       125,597
VERITAS Software                                     2,236(b)        42,618
Total                                                             1,182,983

Electronics (5.2%)
Agilent Technologies                                 4,942(b)       117,669
Applied Materials                                    4,099(b)        69,560
Broadcom Cl A                                        1,589(b)        56,187
Intel                                               39,445          961,669
Natl Semiconductor                                   4,068(b)        69,766
Sanmina-SCI                                          4,941(b)        36,267
Total                                                             1,311,118

Energy (7.6%)
Amerada Hess                                         1,392          116,023
Anadarko Petroleum                                   2,677          160,058
Ashland                                                442           23,103
Burlington Resources                                 2,440           93,135
ChevronTexaco                                        2,029          194,074
ConocoPhillips                                       4,396          346,273
Devon Energy                                         1,532          106,459
ExxonMobil                                          10,803          500,178

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Issuer                                             Shares           Value(a)

Energy (cont.)
Marathon Oil                                         1,837          $69,200
Occidental Petroleum                                 4,651          229,155
Sunoco                                                 486           33,131
Valero Energy                                          965           72,298
Total                                                             1,943,087

Finance companies (0.5%)
MGIC Investment                                      1,629          115,659

Financial services (4.0%)
Capital One Financial                                  636           44,088
Countrywide Financial                                2,380          171,598
Fannie Mae                                          10,228          725,779
MBNA                                                 2,205           54,441
Providian Financial                                  2,319(b)        32,095
Total                                                             1,028,001

Furniture & appliances (0.2%)
Stanley Works                                        1,095           46,428

Health care products (10.0%)
Becton, Dickinson & Co                               3,217          151,939
Biogen Idec                                          1,360(b)        81,600
Bristol-Myers Squibb                                 2,252           51,571
Forest Laboratories                                  2,050(b)       103,095
Guidant                                              1,943          107,487
Johnson & Johnson                                   16,519          913,005
Medtronic                                            1,454           72,220
Merck & Co                                          10,222          463,568
Pfizer                                               3,247          103,774
Schering-Plough                                      7,816          152,099
Zimmer Holdings                                      4,287(b)       327,141
Total                                                             2,527,499

Health care services (1.3%)
Anthem                                                 657(b)        54,183
Cardinal Health                                      1,590           70,755
Humana                                               1,438(b)        26,042
Tenet Healthcare                                     6,272(b)        70,121
WellPoint Health Networks                            1,011(b)       102,212
Total                                                               323,313

Home building (0.8%)
Centex                                               2,054           87,130
KB HOME                                                696           44,579
Pulte Homes                                          1,392           76,045
Total                                                               207,754

Household products (0.6%)
Gillette                                             4,019          156,661

Insurance (3.3%)
Allstate                                             2,946          138,698
Aon                                                  2,594           68,585
CIGNA                                                2,570          159,366
Jefferson-Pilot                                        487           23,464
Lincoln Natl                                           652           28,492
Loews                                                2,783          157,601
Prudential Financial                                 2,823          131,439
Torchmark                                            1,431           74,813
UnumProvident                                        4,002           63,832
Total                                                               846,290

Leisure time & entertainment (0.5%)
Harley-Davidson                                      2,190          131,115

Lodging & gaming (0.5%)
Intl Game Technology                                 3,838          124,121

Machinery (0.6%)
Deere & Co                                           1,063           66,768
Ingersoll-Rand Cl A                                    744(c)        51,105
Parker-Hannifin                                        814           46,707
Total                                                               164,580

Media (1.4%)
Cendant                                              4,208           96,279
eBay                                                 3,438(b)       269,299
Total                                                               365,578

Metals (0.5%)
Phelps Dodge                                           887(b)        69,133
United States Steel                                  1,413           53,892
Total                                                               123,025

Multi-industry (6.9%)
3M 3,490                                           287,436
Eastman Kodak                                        5,690          150,728
Emerson Electric                                     1,346           81,702
Monsanto                                             3,520          127,635
Textron                                              1,148           70,372
Tyco Intl                                           33,124(c)     1,026,845
Total                                                             1,744,718

Paper & packaging (0.6%)
Georgia-Pacific                                      4,349          146,126

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Issuer                                             Shares           Value(a)

Precious metals (1.1%)
Freeport McMoRan Copper
  & Gold Cl B                                        1,754          $61,127
Newmont Mining                                       5,519          223,354
Total                                                               284,481

Restaurants (1.3%)
McDonald's                                          10,097          277,667
Starbucks                                              977(b)        45,880
Total                                                               323,547

Retail -- drugstores (0.5%)
CVS                                                  2,909          121,800

Retail -- general (7.7%)
Best Buy                                             1,780           85,725
Dollar General                                       1,016           19,609
Federated Dept Stores                                1,618           77,535
Gap                                                  3,605           81,834
Home Depot                                          16,663          561,875
Lowe's Companies                                       803           39,122
May Dept Stores                                      2,545           67,519
Nordstrom                                            2,151           94,429
Penney (JC)                                          3,073          122,920
Sears, Roebuck & Co                                  8,380          307,378
Toys "R" Us                                          2,214(b)        36,442
Wal-Mart Stores                                      8,763          464,527
Total                                                             1,958,915

Retail -- grocery (1.5%)
Albertson's                                          4,620          112,682
Kroger                                               7,142(b)       112,844
Safeway                                              5,541(b)       117,081
SUPERVALU                                            1,805           51,551
Total                                                               394,158

Telecom equipment & services (5.5%)
Avaya                                                2,364(b)        34,633
Motorola                                            39,983          636,929
QUALCOMM                                            10,392          717,879
Scientific-Atlanta                                     647           19,895
Total                                                             1,409,336

Textiles & apparel (0.4%)
Nike Cl B                                            1,297           94,305

Utilities -- electric (3.6%)
American Electric Power                              1,769           55,034
CenterPoint Energy                                  14,746          171,201
Duke Energy                                          5,086          109,349
Edison Intl                                          6,459          173,101
PG&E                                                 8,116(b)       231,630
Public Service Enterprise Group                      1,311           51,129
TECO Energy                                          2,771           35,746
TXU                                                  2,151           85,309
Total                                                               912,499

Utilities -- telephone (5.8%)
AT&T                                                 6,645          100,340
BellSouth                                           18,476          500,515
SBC Communications                                  20,949          530,847
Sprint (FON Group)                                  10,994          205,368
Verizon Communications                               3,591          138,397
Total                                                             1,475,467

Total common stocks
(Cost: $24,415,395)                                             $25,119,584

Short-term security (10.2%)
Issuer                Effective                   Amount           Value(a)
                        yield                   payable at
                                                 maturity
U.S. government agency
Federal Home Loan Mtge Corp Disc Nt
  08-26-04              1.32%                   $2,600,000       $2,597,426

Total short-term security
(Cost: $2,597,521)                                               $2,597,426

Total investments in securities
(Cost: $27,012,916)(d)                                          $27,717,010

See accompanying notes to investments in securities.

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12   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2004, the value of foreign securities represented 4.2% of net assets.

(d) At July 31, 2004, the cost of securities for federal income tax purposes was $27,014,489 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $1,471,494
     Unrealized depreciation                                          (768,973)
                                                                      --------
     Net unrealized appreciation                                    $  702,521
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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13   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Quantitative Large Cap Equity Fund

July 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $27,012,916)                                                                        $27,717,010
Cash in bank on demand deposit                                                                              163,036
Dividends and accrued interest receivable                                                                    28,840
                                                                                                             ------
Total assets                                                                                             27,908,886
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        5,588
Payable for investment securities purchased                                                               2,398,291
Accrued investment management services fee                                                                      414
Accrued distribution fee                                                                                        166
Accrued transfer agency fee                                                                                      59
Accrued administrative services fee                                                                              34
Other accrued expenses                                                                                       54,550
                                                                                                             ------
Total liabilities                                                                                         2,459,102
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $25,449,784
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    42,813
Additional paid-in capital                                                                               23,963,335
Undistributed net investment income                                                                          52,439
Accumulated net realized gain (loss)                                                                        687,103
Unrealized appreciation (depreciation) on investments                                                       704,094
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                                $25,449,784
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $13,464,768
                                                            Class B                                     $ 2,609,382
                                                            Class C                                     $   139,132
                                                            Class I                                     $ 9,213,408
                                                            Class Y                                     $    23,094
Net asset value per share of outstanding capital stock:     Class A shares            2,264,572         $      5.95
                                                            Class B shares              442,220         $      5.90
                                                            Class C shares               23,572         $      5.90
                                                            Class I shares            1,547,057         $      5.96
                                                            Class Y shares                3,879         $      5.95
                                                                                          -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Quantitative Large Cap Equity Fund

Year ended July 31, 2004
Investment income
Income:
Dividends                                                                                                $  232,296
Interest                                                                                                      2,289
                                                                                                              -----
Total income                                                                                                234,585
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                           83,580
Distribution fee
   Class A                                                                                                   26,959
   Class B                                                                                                   20,361
   Class C                                                                                                    1,308
Transfer agency fee                                                                                          14,838
Incremental transfer agency fee
   Class A                                                                                                    1,119
   Class B                                                                                                      788
   Class C                                                                                                       54
Service fee -- Class Y                                                                                           23
Administrative services fees and expenses                                                                     6,521
Custodian fees                                                                                               22,200
Printing and postage                                                                                         29,905
Registration fees                                                                                            39,509
Audit fees                                                                                                   18,000
                                                                                                             ------
Total expenses                                                                                              265,165
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (100,431)
                                                                                                           --------
                                                                                                            164,734
   Earnings credits on cash balances (Note 2)                                                                (1,073)
                                                                                                             ------
Total net expenses                                                                                          163,661
                                                                                                            -------
Investment income (loss) -- net                                                                              70,924
                                                                                                             ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           830,429
   Futures contracts                                                                                         (5,819)
                                                                                                             ------
Net realized gain (loss) on investments                                                                     824,610
Net change in unrealized appreciation (depreciation) on investments                                         335,658
                                                                                                            -------
Net gain (loss) on investments                                                                            1,160,268
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $1,231,192
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Quantitative Large Cap Equity Fund
                                                                                                      For the period from
                                                                                      July 31, 2004   April 24, 2003* to
                                                                                       Year ended        July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                       $    70,924        $   14,024
Net realized gain (loss) on investments                                                   824,610           105,405
Net change in unrealized appreciation (depreciation) on investments                       335,658           368,601
                                                                                          -------           -------
Net increase (decrease) in net assets resulting from operations                         1,231,192           488,030
                                                                                        ---------           -------
Distributions to shareholders from:
   Net investment income
     Class A                                                                              (32,550)               --
     Class B                                                                                 (921)               --
     Class C                                                                                  (88)               --
     Class Y                                                                                  (94)               --
   Net realized gain
     Class A                                                                             (204,671)               --
     Class B                                                                              (35,467)               --
     Class C                                                                               (2,669)               --
     Class Y                                                                                 (461)               --
                                                                                        ---------           -------
Total distributions                                                                      (276,921)               --
                                                                                        ---------           -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              6,113,596         2,122,213
   Class B shares                                                                       2,111,340           985,940
   Class C shares                                                                          99,094            49,247
   Class I shares                                                                       9,070,761                --
   Class Y shares                                                                              --            10,000
Reinvestment of distributions at net asset value
   Class A shares                                                                          96,546                --
   Class B shares                                                                          34,783                --
   Class C shares                                                                           2,508                --
   Class Y shares                                                                             257                --
Payments for redemptions
   Class A shares                                                                      (1,001,408)          (18,491)
   Class B shares (Note 2)                                                               (582,132)          (53,851)
   Class C shares (Note 2)                                                                (31,819)               --
   Class I shares                                                                            (701)               --
                                                                                        ---------           -------
Increase (decrease) in net assets from capital share transactions                      15,912,825         3,095,058
                                                                                       ----------         ---------
Total increase (decrease) in net assets                                                16,867,096         3,583,088
Net assets at beginning of period                                                       8,582,688         4,999,600**
                                                                                        ---------         ---------
Net assets at end of period                                                           $25,449,784        $8,582,688
                                                                                      ===========        ==========
Undistributed net investment income                                                   $    52,439        $   15,388
                                                                                      -----------        ----------

 *   When shares became publicly available.

** Initial capital of $5,000,000 was contributed on April 17, 2003. The Fund had a decrease in net assets resulting from operations of $400 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Quantitative Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. On April 17, 2003, American Express Financial Corporation (AEFC) invested $5,000,000 in the Fund (994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively), which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of July 31, 2004, AEFC and the AXP Portfolio Builder Series Funds owned 100% of Class I shares, which represents 36.20% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
18   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $220 and accumulated net realized gain has been increased by $220.

The tax character of distributions paid for the periods indicated is as follows:

                            For the year ended         For the period from
                              July 31, 2004     April 24, 2003* to July 31, 2003
Class A
Distributions paid from:
      Ordinary income            $228,642                       $--
      Long-term capital gain        8,579                        --
Class B
Distributions paid from:
      Ordinary income              34,902                        --
      Long-term capital gain        1,486                        --
Class C
Distributions paid from:
      Ordinary income               2,645                        --
      Long-term capital gain          112                        --
Class I**
Distributions paid from:
      Ordinary income                  --                       N/A
      Long-term capital gain           --                       N/A
Class Y
Distributions paid from:
      Ordinary income                 536                        --
      Long-term capital gain           19                        --

 * When shares became publicly available.

** Inception date was July 15, 2004.

As of July 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $545,425
Accumulated long-term gain (loss)                          $195,690
Unrealized appreciation (depreciation)                     $702,521

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $5,326 for the year ended July 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
21   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $62,838 for Class A, $2,029 for Class B and $90 for Class C for the year ended July 31, 2004.

For the year ended July 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.13% for Class A, 1.95% for Class B, 1.95% for Class C, 0.93% for Class I and 0.98% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2005. Under this agreement, net expenses will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C, 0.93% for Class I and 1.06% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,073 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $23,947,224 and $8,520,633 respectively, for the year ended July 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Year ended July 31, 2004
                                              Class A    Class B   Class C     Class I*    Class Y
Sold                                        1,028,744    358,722    17,252    1,547,177         --
Issued for reinvested distributions            16,447      5,946       429           --         45
Redeemed                                     (166,966)   (99,601)   (5,323)        (120)        --
                                            ---------    -------    ------    ---------      -----
Net increase (decrease)                       878,225    265,067    12,358    1,547,057         45
                                            ---------    -------    ------    ---------      -----

* Inception date was July 15, 2004.
                                                        April 24, 2003** to July 31, 2003
                                              Class A    Class B   Class C      Class I    Class Y
Sold                                          395,711    184,979     9,214          N/A      1,834
Issued for reinvested distributions                --         --        --          N/A         --
Redeemed                                       (3,364)    (9,826)       --          N/A         --
                                            ---------    -------    ------    ---------      -----
Net increase (decrease)                       392,347    175,153     9,214          N/A      1,834
                                            ---------    -------    ------    ---------      -----

** When shares became publicly available.

--------------------------------------------------------------------------------
22   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004         2003(b)
Net asset value, beginning of period                                   $5.44        $5.00
Income from investment operations:
Net investment income (loss)                                             .02          .01
Net gains (losses) (both realized and unrealized)                        .63          .43
Total from investment operations                                         .65          .44
Less distributions:
Dividends from net investment income                                    (.02)          --
Distributions from realized gains                                       (.12)          --
Total distributions                                                     (.14)          --
Net asset value, end of period                                         $5.95        $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                  $13           $8
Ratio of expenses to average daily net assets(c),(e)                   1.13%        1.22%(d)
Ratio of net investment income (loss) to average daily net assets       .65%         .81%(d)
Portfolio turnover rate (excluding short-term securities)                64%          17%
Total return(f)                                                       11.99%        8.80%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.91% and 7.39% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004         2003(b)
Net asset value, beginning of period                                   $5.43        $5.00
Income from investment operations:
Net investment income (loss)                                            (.02)          --
Net gains (losses) (both realized and unrealized)                        .61          .43
Total from investment operations                                         .59          .43
Less distributions:
Distributions from realized gains                                       (.12)          --
Net asset value, end of period                                         $5.90        $5.43

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3           $1
Ratio of expenses to average daily net assets(c),(e)                   1.95%        2.01%(d)
Ratio of net investment income (loss) to average daily net assets      (.16%)       (.08%)(d)
Portfolio turnover rate (excluding short-term securities)                64%          17%
Total return(f)                                                       10.95%        8.60%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.73% and 8.18% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004         2003(b)
Net asset value, beginning of period                                   $5.43        $5.00
Income from investment operations:
Net investment income (loss)                                            (.02)          --
Net gains (losses) (both realized and unrealized)                        .61          .43
Total from investment operations                                         .59          .43
Less distributions:
Distributions from realized gains                                       (.12)          --
Net asset value, end of period                                         $5.90        $5.43

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--          $--
Ratio of expenses to average daily net assets(c),(e)                   1.95%        2.01%(d)
Ratio of net investment income (loss) to average daily net assets      (.17%)       (.05%)(d)
Portfolio turnover rate (excluding short-term securities)                64%          17%
Total return(f)                                                       10.96%        8.60%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.73% and 8.20% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(b)
Net asset value, beginning of period                                   $5.99
Income from investment operations:
Net investment income (loss)                                             .02
Net gains (losses) (both realized and unrealized)                       (.05)
Total from investment operations                                        (.03)
Net asset value, end of period                                         $5.96

Ratios/supplemental data
Net assets, end of period (in millions)                                   $9
Ratio of expenses to average daily net assets(c),(e)                    .93%(d)
Ratio of net investment income (loss) to average daily net assets      5.35%(d)
Portfolio turnover rate (excluding short-term securities)                64%
Total return(f)                                                        (.50%)(g)


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.27% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004         2003(b)
Net asset value, beginning of period                                   $5.45        $5.00
Income from investment operations:
Net investment income (loss)                                             .03          .01
Net gains (losses) (both realized and unrealized)                        .61          .44
Total from investment operations                                         .64          .45
Less distributions:
Dividends from net investment income                                    (.02)          --
Distributions from realized gains                                       (.12)          --
Total distributions                                                     (.14)          --
Net asset value, end of period                                         $5.95        $5.45

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--          $--
Ratio of expenses to average daily net assets(c),(e)                    .98%        1.01%(d)
Ratio of net investment income (loss) to average daily net assets       .78%         .90%(d)
Portfolio turnover rate (excluding short-term securities)                64%          17%
Total return(f)                                                       11.87%        9.00%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.76% and 7.20% for the periods ended July 31, 2004 and 2003, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Report of Independent
             Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Quantitative Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2004, and for the period from April 24, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Quantitative Large Cap Equity Fund as of July 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 20, 2004

--------------------------------------------------------------------------------
28   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Quantitative Large Cap Equity Fund
Fiscal year ended July 31, 2004

Class A

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                           38.48%
    Dividends Received Deduction for corporations                       32.40%

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.13516

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.00504
Total distributions                                                   $0.14020

Class B

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                           38.48%
    Dividends Received Deduction for corporations                       32.40%

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.11838

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.00504
Total distributions                                                   $0.12342

--------------------------------------------------------------------------------
29   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                           38.48%
    Dividends Received Deduction for corporations                       32.40%

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.11920

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.00504
Total distributions                                                   $0.12424

Class Y

Income distributions -- taxable as dividend income:
    Qualified Dividend Income for individuals                           38.48%
    Dividends Received Deduction for corporations                       32.40%

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.13970

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 18, 2003                                                         $0.00504
Total distributions                                                   $0.14474

--------------------------------------------------------------------------------
30   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

                                                       Beginning                 Ending                   Expenses paid
                                                     account value            account value             during the period
                                                     Feb. 1, 2004             July 31, 2004        Feb. 1, 2004-July 31, 2004
Class A
         Actual(e)                                      $1,000                   $965.90                    $5.03(a)
         Hypothetical (5% return before expenses)       $1,000                 $1,019.74                    $5.17(a)
Class B
         Actual(e)                                      $1,000                   $960.90                    $9.21(b)
         Hypothetical (5% return before expenses)       $1,000                 $1,015.47                    $9.47(b)
Class C
         Actual(e)                                      $1,000                   $959.40                    $9.21(c)
         Hypothetical (5% return before expenses)       $1,000                 $1,015.47                    $9.47(c)
Class I(f)
         Actual                                            N/A                       N/A                       N/A
         Hypothetical (5% return before expenses)          N/A                       N/A                       N/A
Class Y
         Actual(e)                                      $1,000                   $964.30                    $4.44(d)
         Hypothetical (5% return before expenses)       $1,000                 $1,020.34                    $4.57(d)

(a) Expenses are equal to the Fund's Class A annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's Class B annualized expense ratio of 1.89%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class C annualized expense ratio of 1.89%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Based on the actual return for the six months ended July 31, 2004: (3.41%) for Class A, (3.91%) for Class B, (4.06%) for Class C and (3.57%) for Class Y.

(f) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was July 15, 2004.

--------------------------------------------------------------------------------
32   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 87 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Arne H. Carlson                        Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                            Corporation (provides
Minneapolis, MN 55402                                            administrative services to
Age 69                                                           boards). Former Governor of
                                                                 Minnesota
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,
901 S. Marquette Ave.                                            Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                            construction) since 1998           Inc. (construction
Age 66                                                                                              materials/chemicals)
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                      Board member since 2001   Retired Chair of the Board and     Cargill, Incorporated
0 Seventh Street East                                            Chief Executive Officer,           (commodity merchants and
Suite 3050                                                       Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                          Manufacturing (3M)                 Mills, Inc. (consumer
Age 70                                                                                              foods), Vulcan Materials
                                                                                                    Company (construction
                                                                                                    materials/chemicals),
                                                                                                    Milliken & Company
                                                                                                    (textiles and chemicals),
                                                                                                    and Nexia Biotechnologies,
                                                                                                    Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Anne P. Jones                          Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 69
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.*                 Board member since 2002   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.                                            of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                               systems)
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alan K. Simpson                        Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                               Senator for Wyoming
Cody, WY 82414
Age 72
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby                   Board member since 2002   Founder and Chief Executive
901 S. Marquette Ave.                                            Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                            2004; President, Forester
Age 60                                                           Biotech since 2000; prior to
                                                                 that, President and CEO, Aquila
                                                                 Biopharmaceuticals, Inc.
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

Board Member Affiliated with AEFC**

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
William F. Truscott                    Board member since        Senior Vice President - Chief
53600 AXP Financial Center             2001, Vice President      Investment Officer of AEFC since
Minneapolis, MN 55474                  since 2002                2001. Former Chief Investment
Age 43                                                           Officer and Managing Director,
                                                                 Zurich Scudder Investments
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held with Fund   Principal occupation during past   Other directorships
                                       and length of service     five years
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer since 2002      Vice President - Investment
50005 AXP Financial Center                                       Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                            Vice President - Finance,
Age 49                                                           American Express Company,
                                                                 2000-2002; Vice President -
                                                                 Corporate Controller, AEFC,
                                                                 1996-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Paula R. Meyer                         President since 2002      Senior Vice President and
596 AXP Financial Center                                         General Manager - Mutual Funds,
Minneapolis, MN 55474                                            AEFC, since 2002; Vice President
Age 50                                                           and Managing Director - American
                                                                 Express Funds, AEFC, 2000-2002;
                                                                 Vice President, AEFC, 1998-2000
-------------------------------------- ------------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                          Vice President, General   President of Board Services
901 S. Marquette Ave.                  Counsel, and Secretary    Corporation
Minneapolis, MN 55402                  since 1978
Age 65
-------------------------------------- ------------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Growth Series, Inc. were as follows:

                        2004 - $67,007;                       2003 - $40,789

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Growth Series, Inc. were as follows:

                        2004 - $845;                          2003 - $648

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for AXP Growth Series, Inc. were as follows:

                        2004 - $11,375;                       2003 - $8,600

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Growth Series, Inc. were as follows:

                        2004 - None;                          2003 - $46

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $88,450;                       2003 - $184,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

 * 2003 represents bills paid 8/1/02 - 7/31/03
   2004 represents bills paid 8/1/03 - 7/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          October 1, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 1, 2004